UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22245

First Trust Exchange-Traded Fund III
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: July 31

Date of reporting period: July 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

First Trust Exchange-Traded Fund III
First Trust Horizon Managed Volatility Domestic ETF (HUSV)

First Trust Horizon Managed Volatility Developed International ETF (HDMV)

Annual Report
For the Year Ended
July 31, 2019

First Trust Exchange-Traded Fund III
Annual Report
July 31, 2019

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Horizon Investments, LLC (“Horizon” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of each Fund, you may obtain an understanding of how the market environment affected each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund III
Annual Letter from the Chairman and CEO
July 31, 2019
Dear Shareholders,
One thing we can all agree on and expect: headline news coming out of Washington, DC continues to influence the financial markets. By late February of 2019, President Trump announced the U.S. was close to a trade deal with China, yet by May 10, existing tariffs on Chinese imports jumped from 10% to 25%. Furthermore, the President’s threat of additional tariffs on the remaining $300 billion in Chinese imports became a reality with his announcement after a Federal Funds rate cut of 0.25% on the last day of July. This led many to wonder if these events could be signaling a recession.
While reticent investors sought cover in “risk-on” assets, calendar year-to-date performances of broad markets as of July 31, 2019, were strong. Both U.S. and world equities, as indicated by the S&P 500® Index and the MSCI All Country World Index, returned 20.24% and 16.57%, respectively. Bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 6.35%, for the same period.
Despite the ongoing bluster of the news cycle, we believe the economy is doing well and productivity growth, due to deregulation and lower taxes on corporate profits, has improved over the last two years.
•	The Consumer Confidence Index of 135.7 for July is strong and at the highest level this year.
•	The U.S. inflation rate hovers near 2%, on average, as it has for the last decade.
•	July’s unemployment rate of 3.7% barely moved from 3.6% in May, which was the lowest level since December of 1969.
Before you head for the exits or reach for the antacids due to the latest political equivocation, keep a balanced perspective in view. Remember, no one can predict the inevitable and expected market fluctuations. Speak periodically with your investment professional, who can provide insight when it comes to investing and discovering opportunities when they arise.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Horizon Managed Volatility Domestic ETF (HUSV)
The investment objective of First Trust Horizon Managed Volatility Domestic ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks of domestic companies listed and traded on U.S. national securities exchanges that Horizon Investments, LLC (“Horizon” or the “Sub-Advisor”) believes exhibit low future expected volatility. The goal of this strategy is to capture upside price movements in rising markets and reduce downside risk when markets decline. To implement this strategy, the Sub-Advisor employs volatility forecasting models to forecast future expected volatility. The strategy is largely quantitative and rules-based, but also includes multiple parameters over which the Sub-Advisor may exercise discretion (including, but not limited to, the number of holdings and the weightings of particular holdings) in connection with its active management of the Fund. Shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol “HUSV”. The first day of secondary market trading in shares of the Fund was August 25, 2016.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 7/31/19	Inception (8/24/16) to 7/31/19	Inception (8/24/16) to 7/31/19
Fund Performance
NAV	15.24%	11.83%	38.83%
Market Price	15.05%	11.83%	38.83%
Index Performance
S&P 500® Index	7.99%	13.56%	45.23%
(See Notes to Fund Performance Overview Page 7.)

Fund Performance Overview (Unaudited) (Continued)
First Trust Horizon Managed Volatility Domestic ETF (HUSV) (Continued)
Sector Allocation	% of Total Investments
Utilities	15.9%
Financials	15.8
Industrials	13.1
Information Technology	12.3
Real Estate	10.8
Health Care	9.5
Consumer Discretionary	7.4
Consumer Staples	6.9
Materials	4.0
Communication Services	2.4
Energy	1.9
Total	100.0%
Top Ten Holdings	% of Total Investments
Republic Services, Inc.	1.3%
Western Union (The) Co.	1.2
Citrix Systems, Inc.	1.2
US Bancorp	1.1
Fidelity National Information Services, Inc.	1.1
McDonald’s Corp.	1.1
Waste Management, Inc.	1.1
Paychex, Inc.	1.1
Ecolab, Inc.	1.1
Jack Henry & Associates, Inc.	1.1
Total	11.4%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through July 31, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 25, 2016 (commencement of trading) through July 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
8/25/16 – 7/31/17	125	1	0	0
8/1/17 – 7/31/18	212	2	0	1
8/1/18 – 7/31/19	169	18	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
8/25/16 – 7/31/17	108	0	0	0
8/1/17 – 7/31/18	35	1	0	1
8/1/18 – 7/31/19	63	1	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Horizon Managed Volatility Developed International ETF (HDMV)
The investment objective of First Trust Horizon Managed Volatility Developed International ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks and depositary receipts of developed market companies listed and traded on non-U.S. exchanges that Horizon Investments, LLC (“Horizon” or the “Sub-Advisor”) believes exhibit low future expected volatility. The term “developed market companies” means those companies (i) whose securities are traded principally on a stock exchange in a developed market country, (ii) with a primary business office in a developed market country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, a developed market country. The Sub-Advisor considers Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States to be developed market countries. However, this list may change in response to market and geopolitical events. Under normal market conditions, the Fund will invest in at least three countries and at least 40% of its net assets in countries other than the United States. Shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol “HDMV”. The first day of secondary market trading in shares of the Fund was August 25, 2016.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 7/31/19	Inception (8/24/16) to 7/31/19	Inception (8/24/16) to 7/31/19
Fund Performance
NAV	0.21%	6.14%	19.10%
Market Price	0.06%	6.28%	19.57%
Index Performance
MSCI EAFE Index	-2.60%	6.51%	20.32%
(See Notes to Fund Performance Overview Page 7.)

Fund Performance Overview (Unaudited) (Continued)
First Trust Horizon Managed Volatility Developed International ETF (HDMV) (Continued)
Sector Allocation	% of Total Investments
Financials	27.2%
Industrials	16.7
Utilities	11.5
Real Estate	11.3
Consumer Staples	10.9
Consumer Discretionary	6.5
Communication Services	5.5
Health Care	5.0
Materials	2.7
Energy	2.2
Information Technology	0.5
Total	100.0%
Top Ten Holdings	% of Total Investments
Power Assets Holdings Ltd.	1.0%
Swiss Prime Site AG	0.9
Ascendas Real Estate Investment Trust	0.8
Hong Kong & China Gas Co., Ltd.	0.8
Zurich Insurance Group AG	0.8
Mizuho Financial Group, Inc.	0.8
Diageo PLC	0.8
Danone S.A.	0.8
Unilever PLC	0.7
Singapore Exchange Ltd.	0.7
Total	8.1%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through July 31, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 25, 2016 (commencement of trading) through July 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
8/25/16 – 7/31/17	128	99	1	0
8/1/17 – 7/31/18	99	135	6	0
8/1/18 – 7/31/19	164	65	3	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
8/25/16 – 7/31/17	6	0	0	0
8/1/17 – 7/31/18	9	3	0	0
8/1/18 – 7/31/19	19	0	0	0

Notes to Fund Performance Overview (Unaudited)
Total returns for the period since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Commentary
First Trust Exchange-Traded Fund III
First Trust Horizon Funds
July 31, 2019 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the Funds. First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund.
Sub-Advisor
Horizon Investments, LLC (“Horizon” or the “Sub-Advisor”) serves as the investment sub-advisor to the Funds.
Portfolio Management Team
The following persons serve as portfolio managers of the Funds:
Michael Dickson, PhD, Portfolio Manager of Horizon
Scott Ladner, Portfolio Manager of Horizon
Steven Clark, PhD, Portfolio Manager of Horizon
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Funds. Each portfolio manager has served as part of the portfolio management team of the Funds since 2016.
Commentary
First Trust Horizon Managed Volatility Domestic ETF (“HUSV” or the “Fund”)
Market Recap
For the 12-month period ended July 31, 2019, the S&P 500® Index gained 7.99%. Over this same period, low volatility as a factor led the S&P 500® Index, as the S&P 500® Low Volatility Index gained 16.16%.
We believe the following key developments were some of the biggest drivers of the market during the period. Over the period the S&P 500® Index had some bouts of heightened volatility, hit multiple new all-time highs and had multiple periods of sell-offs (December 2018 and May 2019) on trade war and global growth fears (among other risks). Additionally, corporate earnings and economic fundamentals were strong, and the Federal Reserve raised rates and then pivoted to lowering rates, contributing to the drop of the U.S. 10-year yield by over 95 basis points over the 12-month period ended July 31, 2019. The strong markets were led by real estate and utilities stocks, while Energy and Materials sectors, traditionally thought of as more cyclical, were among the worst performers.
The investment objective of the Fund is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks of domestic companies listed and traded on U.S. national securities exchanges that Horizon believes exhibit low future expected volatility. The goal of this strategy is to capture upside price movements in rising markets and reduce downside risk when markets decline. To implement this strategy, Horizon employs volatility forecasting models to forecast future expected volatility. The strategy is largely quantitative and rules-based, but also includes multiple parameters over which Horizon may exercise discretion (including, but not limited to, the number of holdings and the weightings of particular holdings) in connection with its active management of the Fund.
Performance Analysis
On a net asset value (“NAV”) basis for the 12-month period ended July 31, 2019, the Fund provided a total return of 15.24%, including the reinvestment of dividends. The S&P 500® Index returned 7.99% and the S&P 500® Low Volatility Index returned 16.16% over this same period.
Stocks selected within the utilities, real estate and financial sectors contributed the most to the Fund’s return for the period, while stocks selected within the energy, communication services, and information technology sectors detracted from the Fund’s return for the same period.
Single stock positions in Ecolab, Inc, Garmin Ltd. and Waste Management, Inc. contributed the most to the Fund’s return for the 12-month period ended July 31, 2019. Single stock positions in Citrix Systems, Inc., Archer-Daniels-Midland Co., Textron, Inc. and Anthem, Inc. contributed the least to the Fund’s return for the same period.
For the same period, the Fund realized lower volatility than the S&P 500® Index and similar volatility to the S&P 500® Low Volatility Index. As a part of the Fund’s portfolio allocation process, Horizon overweights or underweights common stocks of domestic

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2019 (Unaudited)
companies based on future expected volatility. An overweight allocation indicates that we expect those stocks to be relatively low risk, while an underweight allocation indicates that we expect those stocks to be relatively high risk. This long-term defensive tilt in the Fund contributed largely to the relative outperformance for the 12-month period ended July 31, 2019.
Market and Fund Outlook
At the end of the 12-month period ended July 31, 2019, we believe that overall corporate and economic fundamentals remain strong in the U.S. with potential for additional supportive monetary policy. Trade tensions have been an overhang creating stress on markets that have begun to ripple through into early signs of softer economic data. These factors in aggregate have contributed to a positive U.S. stock market that contain bouts of volatility due to elevation in trade tensions. We believe that key risk factors for equity markets are related to trade policy, central bank policy, and global currency stability.
During time periods that contain bouts of volatility, we believe it is important to continue to be responsive to current market conditions when picking stocks to create a portfolio of expected lower volatility stocks. The Fund continues to use a quantitative and rules-based investment process to mitigate volatility through enhanced security selection of targeted exposure to stocks that we estimate will have forecasted future low volatility. We also continue to use an active management approach when managing the Fund that provides the flexibility to limit sector concentration and business risk, without being limited to static rebalance requirements.
First Trust Horizon Managed Volatility Developed International ETF (“HDMV” or the “Fund”)
Market Recap
For the 12-month period ended on July 31, 2019, the MSCI EAFE Index lost 2.60%. Over this same period, low volatility outperformed the broad MSCI EAFE Index as the MSCI EAFE Minimum Volatility Index gained 1.72%.
We believe the following key developments were some of the biggest drivers of global markets during the 12-month period ended July 31, 2019. U.S. markets led Developed International markets broadly as the S&P 500® Index gained 7.99% over the same period. Over the same period, the S&P 500® Index had some bouts of heightened volatility, hit multiple new all-time highs and had multiple periods of sell-offs (December 2018 and May 2019) on trade war and global growth fears (among other risks). Additionally, corporate earnings and economic fundamentals were strong, and the Federal Reserve raised rates and then pivoted to lowering rates, contributing to the drop of the U.S. 10-year yield by over 95 basis points over the same period. Developed markets were generally exposed to more risk factors than the U.S. over the period as trade tariffs loomed and uncertainty around Brexit weighed down European markets. Switzerland and Hong Kong were the best performing regions in developed markets broadly, each outpacing the Eurozone. Within the Eurozone, the Netherlands posted modest gains while Germany posted the largest losses for the fiscal year.
The investment objective of the Fund is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks and depositary receipts of developed market companies listed and traded on non-U.S. exchanges that Horizon believes exhibit low future expected volatility. The goal of this strategy is to capture upside price movements in rising markets and reduce downside risk when markets decline. To implement this strategy, in selecting securities for the Fund from a portfolio of eligible securities, Horizon employs volatility forecasting models to forecast future expected volatility. The strategy is largely quantitative and rules-based, but also includes multiple parameters over which Horizon may exercise discretion (including, but not limited to, the number of holdings and the weightings of particular holdings) in connection with its active management of the Fund.
Performance Analysis
On a net asset value (“NAV”) basis for the 12-month period ended July 31, 2019, the Fund provided a total return of 0.21%, including the reinvestment of dividends. The MSCI EAFE Index lost 2.60% and the MSCI EAFE Minimum Volatility Index gained 1.72% over this same period.
For countries with an average allocation greater than 1%, stocks selected within Singapore, Switzerland and Australia contributed the most to the Fund’s return, while stocks selected within Japan and Sweden detracted from the Fund’s return.
Single stock positions in Swiss Life Holding AG, Nestle S.A., London Stock Exchange Group PLC and Iberdrola S.A. contributed the most to the Fund’s return for the 12-month period ended July 31, 2019. Single stock positions in Yamaguchi Financial Group, Inc. Colruyt S.A. and Aozora Bank Ltd. detracted from the Fund’s return for the same period.
For the same period, the Fund realized lower volatility than the MSCI EAFE Index and slightly higher volatility than the MSCI EAFE Minimum Volatility Index. As a part of the Fund’s portfolio allocation process, Horizon overweights or underweights common stocks and depositary receipts of large and mid-cap securities across developed markets based on future expected volatility. An overweight

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2019 (Unaudited)
allocation indicates that we expect those stocks to be relatively low risk, while an underweight allocation indicates that we expect those stocks to be relatively high risk. This long-term defensive tilt in the Fund contributed largely to the relative outperformance for the 12-month period ended July 31, 2019.
Market and Fund Outlook
At the end of the 12-month period ended July 31, 2019, we believe that risks in international markets generally outweigh risks in U.S. markets, as volatility has been persistently higher. Key risk factors to watch in international markets are related to trade policy, specifically in China and the Eurozone, formal details related to “Brexit” in the United Kingdom, the continuation of accommodative global monetary policy and lack of inflation in Japan, in our view.
We believe it is important to continue to be more responsive to current market conditions when picking stocks to create a portfolio of expected lower volatility stocks when exposed to these risk factors. The Fund continues to use a quantitative and rules-based investment process to mitigate volatility through enhanced security selection of targeted exposure to stocks that we estimate will have forecasted future low volatility. We also continue to use an active management approach when managing the Fund that provides the flexibility to limit sector and country concentration and business risk, without being limited to static rebalance requirements.

First Trust Exchange-Traded Fund III
Understanding Your Fund Expenses
July 31, 2019 (Unaudited)
As a shareholder of First Trust Horizon Managed Volatility Domestic ETF or First Trust Horizon Managed Volatility Developed International ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2019.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Horizon Managed Volatility Domestic ETF (HUSV)
Actual	$1,000.00	$1,133.80	0.70%	$3.70
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51
First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Actual	$1,000.00	$1,034.60	0.80%	$4.04
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	0.80%	$4.01

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (February 1, 2019 through July 31, 2019), multiplied by 181/365 (to reflect the six-month period).

First Trust Horizon Managed Volatility Domestic ETF (HUSV)
Portfolio of Investments
July 31, 2019
Shares	Description	Value
COMMON STOCKS – 88.9%
	Aerospace & Defense – 0.8%
4,907	Lockheed Martin Corp.	$1,777,168
	Air Freight & Logistics – 0.9%
12,539	CH Robinson Worldwide, Inc.	1,049,890
13,873	Expeditors International of Washington, Inc.	1,059,204
		2,109,094
	Banks – 1.1%
44,611	US Bancorp	2,549,519
	Beverages – 1.7%
31,555	Coca-Cola (The) Co.	1,660,740
17,208	PepsiCo, Inc.	2,199,354
		3,860,094
	Biotechnology – 0.8%
9,935	Amgen, Inc.	1,853,672
	Building Products – 1.4%
17,392	Allegion PLC	1,800,768
31,971	Johnson Controls International PLC	1,356,849
		3,157,617
	Capital Markets – 2.7%
11,152	CME Group, Inc.	2,168,172
27,224	Intercontinental Exchange, Inc.	2,391,901
14,752	Nasdaq, Inc.	1,421,650
		5,981,723
	Chemicals – 2.8%
9,151	Air Products & Chemicals, Inc.	2,088,899
12,280	Ecolab, Inc.	2,477,245
11,966	International Flavors & Fragrances, Inc.	1,722,984
		6,289,128
	Commercial Services & Supplies – 3.3%
7,741	Cintas Corp.	2,016,066
32,256	Republic Services, Inc.	2,859,494
21,310	Waste Management, Inc.	2,493,270
		7,368,830
	Containers & Packaging – 1.2%
9,798	Avery Dennison Corp.	1,125,496
21,917	Ball Corp.	1,566,627
		2,692,123
	Distributors – 0.9%
21,778	Genuine Parts Co.	2,115,079
	Diversified Financial Services – 0.9%
10,007	Berkshire Hathaway, Inc., Class B (a)	2,055,738
Shares	Description	Value

	Diversified Telecommunication Services – 1.0%
33,468	AT&T, Inc.	$1,139,585
21,576	Verizon Communications, Inc.	1,192,506
		2,332,091
	Electric Utilities – 8.8%
36,162	Alliant Energy Corp.	1,791,466
16,464	American Electric Power Co., Inc.	1,445,704
17,919	Duke Energy Corp.	1,553,936
18,271	Entergy Corp.	1,929,783
27,210	Evergy, Inc.	1,645,933
21,891	Eversource Energy	1,660,651
39,145	Exelon Corp.	1,763,874
37,336	FirstEnergy Corp.	1,641,664
7,299	NextEra Energy, Inc.	1,512,134
16,011	Pinnacle West Capital Corp.	1,460,523
28,932	Southern (The) Co.	1,625,978
29,499	Xcel Energy, Inc.	1,758,435
		19,790,081
	Electrical Equipment – 1.4%
13,026	AMETEK, Inc.	1,167,260
22,536	Eaton Corp. PLC	1,852,234
		3,019,494
	Electronic Equipment, Instruments & Components – 0.9%
21,868	Amphenol Corp., Class A	2,040,722
	Food & Staples Retailing – 1.6%
29,786	Sysco Corp.	2,042,426
13,395	Walmart, Inc.	1,478,540
		3,520,966
	Food Products – 1.9%
12,009	Hershey (The) Co.	1,822,246
44,467	Mondelez International, Inc., Class A	2,378,540
		4,200,786
	Gas Utilities – 0.4%
8,420	Atmos Energy Corp.	918,117
	Health Care Equipment & Supplies – 4.6%
14,222	Abbott Laboratories	1,238,736
24,167	Baxter International, Inc.	2,029,303
4,656	Becton Dickinson and Co.	1,177,037
12,597	Danaher Corp.	1,769,879
20,560	Medtronic PLC	2,095,886
5,528	Stryker Corp.	1,159,664
7,671	Varian Medical Systems, Inc. (a)	900,345
		10,370,850

See Notes to Financial Statements

First Trust Horizon Managed Volatility Domestic ETF (HUSV)
Portfolio of Investments (Continued)
July 31, 2019
Shares	Description	Value
COMMON STOCKS (Continued)
	Health Care Providers & Services – 0.8%
17,874	Quest Diagnostics, Inc.	$1,824,578
	Hotels, Restaurants & Leisure – 2.7%
11,916	McDonald’s Corp.	2,510,940
15,115	Starbucks Corp.	1,431,239
19,670	Yum! Brands, Inc.	2,213,268
		6,155,447
	Household Products – 1.7%
30,353	Colgate-Palmolive Co.	2,177,524
13,102	Procter & Gamble (The) Co.	1,546,560
		3,724,084
	Industrial Conglomerates – 1.5%
12,441	Honeywell International, Inc.	2,145,575
3,218	Roper Technologies, Inc.	1,170,226
		3,315,801
	Insurance – 11.1%
40,052	Aflac, Inc.	2,108,337
21,034	Allstate (The) Corp.	2,259,052
18,848	Arthur J. Gallagher & Co.	1,704,425
18,351	Assurant, Inc.	2,080,269
15,629	Chubb Ltd.	2,388,736
15,079	Cincinnati Financial Corp.	1,618,429
5,609	Everest Re Group Ltd.	1,383,404
40,264	Hartford Financial Services Group (The), Inc.	2,320,414
39,810	Loews Corp.	2,131,427
23,449	Marsh & McLennan Cos., Inc.	2,316,761
24,203	Torchmark Corp.	2,210,218
15,846	Travelers (The) Cos., Inc.	2,323,341
		24,844,813
	IT Services – 9.2%
11,688	Accenture PLC, Class A	2,250,875
11,963	Automatic Data Processing, Inc.	1,992,079
18,975	Fidelity National Information Services, Inc.	2,528,419
13,230	Gartner, Inc. (a)	1,843,336
14,584	International Business Machines Corp.	2,161,932
17,494	Jack Henry & Associates, Inc.	2,443,912
29,903	Paychex, Inc.	2,483,444
11,907	Visa, Inc., Class A	2,119,446
131,627	Western Union (The) Co.	2,764,167
		20,587,610
	Machinery – 1.9%
22,935	Fortive Corp.	1,744,206
10,986	Ingersoll-Rand PLC	1,358,529
16,413	PACCAR, Inc.	1,151,208
		4,253,943
Shares	Description	Value

	Media – 1.3%
42,451	Comcast Corp., Class A	$1,832,610
14,792	Omnicom Group, Inc.	1,186,614
		3,019,224
	Multiline Retail – 0.8%
13,072	Dollar General Corp.	1,751,909
	Multi-Utilities – 5.8%
21,624	Ameren Corp.	1,636,721
50,623	Centerpoint Energy, Inc.	1,468,573
30,443	CMS Energy Corp.	1,772,392
20,419	Consolidated Edison, Inc.	1,734,798
14,518	DTE Energy Co.	1,845,383
29,343	Public Service Enterprise Group, Inc.	1,676,952
10,720	Sempra Energy	1,451,810
16,051	WEC Energy Group, Inc.	1,371,718
		12,958,347
	Oil, Gas & Consumable Fuels – 1.9%
8,966	Chevron Corp.	1,103,804
24,993	Exxon Mobil Corp.	1,858,480
60,984	Kinder Morgan, Inc.	1,257,490
		4,219,774
	Pharmaceuticals – 3.2%
8,892	Eli Lilly & Co.	968,783
13,459	Johnson & Johnson	1,752,631
17,138	Merck & Co., Inc.	1,422,283
46,892	Pfizer, Inc.	1,821,285
10,358	Zoetis, Inc.	1,190,031
		7,155,013
	Professional Services – 1.9%
32,644	IHS Markit Ltd. (a)	2,102,927
14,725	Verisk Analytics, Inc.	2,234,077
		4,337,004
	Software – 2.2%
27,660	Citrix Systems, Inc.	2,606,679
41,638	Oracle Corp.	2,344,219
		4,950,898
	Specialty Retail – 3.0%
1,581	AutoZone, Inc. (a)	1,775,526
8,841	Home Depot (The), Inc.	1,889,233
4,664	O’Reilly Automotive, Inc. (a)	1,775,865
21,713	TJX (The) Cos., Inc.	1,184,661
		6,625,285
	Water Utilities – 0.8%
15,648	American Water Works Co., Inc.	1,796,077
	Total Common Stocks	199,522,699
	(Cost $183,673,630)

See Notes to Financial Statements

First Trust Horizon Managed Volatility Domestic ETF (HUSV)
Portfolio of Investments (Continued)
July 31, 2019
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS – 10.8%
	Equity Real Estate Investment Trusts – 10.8%
9,457	Alexandria Real Estate Equities, Inc.	$1,384,126
10,387	American Tower Corp.	2,198,097
27,477	Apartment Investment & Management Co., Class A	1,361,211
8,314	AvalonBay Communities, Inc.	1,735,880
16,331	Crown Castle International Corp.	2,176,269
28,790	Equity Residential	2,271,243
4,937	Essex Property Trust, Inc.	1,492,060
16,001	Federal Realty Investment Trust	2,112,292
13,187	Mid-America Apartment Communities, Inc.	1,553,956
6,405	Public Storage	1,554,878
19,115	Realty Income Corp.	1,322,949
6,315	SBA Communications Corp. (a)	1,549,764
31,929	UDR, Inc.	1,470,650
31,252	Vornado Realty Trust	2,010,129
	Total Real Estate Investment Trusts	24,193,504
	(Cost $22,871,743)
	Total Investments – 99.7%	223,716,203
	(Cost $206,545,373) (b)
	Net Other Assets and Liabilities – 0.3%	672,337
	Net Assets – 100.0%	$224,388,540

(a)	Non-income producing security.
(b)	Aggregate cost for federal income tax purposes was $207,214,436. As of July 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $18,327,519 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,825,752. The net unrealized appreciation was $16,501,767.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 7/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 199,522,699	$ 199,522,699	$ —	$ —
Real Estate Investment Trusts*	24,193,504	24,193,504	—	—
Total Investments	$ 223,716,203	$ 223,716,203	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Portfolio of Investments
July 31, 2019
Shares	Description	Value
COMMON STOCKS (a) – 92.9%
	Australia – 5.7%
11,518	ASX Ltd. (b)	$696,734
191,512	Aurizon Holdings Ltd. (b)	751,821
603,945	AusNet Services (b)	731,713
62,468	Brambles Ltd. (b)	558,772
13,935	Commonwealth Bank of Australia (b)	782,055
37,429	National Australia Bank Ltd. (b)	728,959
43,667	Sonic Healthcare Ltd. (b)	835,739
75,105	Suncorp Group Ltd. (b)	692,226
26,975	Wesfarmers Ltd. (b)	722,392
35,184	Woolworths Group Ltd. (b)	857,798
		7,358,209
	Belgium – 2.2%
14,723	Ageas (b)	790,426
9,909	Colruyt S.A. (b)	516,320
8,490	Groupe Bruxelles Lambert S.A. (b)	800,392
8,605	UCB S.A. (b)	670,988
		2,778,126
	Bermuda – 1.6%
111,760	CK Infrastructure Holdings Ltd. (b)	866,480
102,800	Hongkong Land Holdings Ltd. (b)	626,926
9,900	Jardine Matheson Holdings Ltd. (b)	600,888
		2,094,294
	Cayman Islands – 0.5%
68,729	CK Hutchison Holdings Ltd. (b)	642,271
	Denmark – 1.2%
6,019	Carlsberg A.S., Class B (b)	822,134
21,546	Tryg A.S. (b)	657,609
		1,479,743
	France – 11.4%
5,465	Air Liquide S.A. (b)	754,369
28,380	AXA S.A. (b)	714,842
35,103	CNP Assurances (b)	725,516
11,134	Danone S.A. (b)	965,685
7,958	Eiffage S.A. (b)	786,349
45,771	Engie S.A. (b)	704,393
5,282	EssilorLuxottica S.A. (b)	715,005
10,384	Eurazeo SE (b)	696,817
43,382	Getlink SE (b)	626,404
962	Hermes International (b)	675,732
2,742	L’Oreal S.A. (b)	733,661
51,116	Orange S.A. (b)	757,666
4,197	Pernod Ricard S.A. (b)	736,505
9,117	Sanofi (b)	759,736
5,792	Sodexo S.A.	664,577
49,770	Suez	731,667
12,819	TOTAL S.A. (b)	664,411
Shares	Description	Value

	France (Continued)
30,680	Veolia Environnement S.A. (b)	$774,236
7,395	Vinci S.A. (b)	760,677
25,062	Vivendi S.A. (b)	696,098
		14,644,346
	Germany – 6.0%
3,687	Allianz SE (b)	855,417
6,381	Beiersdorf AG (b)	739,481
4,889	Deutsche Boerse AG (b)	678,703
55,518	Deutsche Telekom AG (b)	909,444
70,442	E.ON SE (b)	701,519
5,159	Hannover Rueck SE (b)	804,475
6,795	Merck KGaA (b)	693,049
3,596	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (b)	856,954
6,267	Siemens AG (b)	682,059
15,928	Vonovia SE (b)	777,674
		7,698,775
	Hong Kong – 5.8%
62,774	CLP Holdings Ltd. (b)	682,519
31,024	Hang Seng Bank Ltd. (b)	737,373
138,442	Henderson Land Development Co., Ltd. (b)	716,042
462,456	Hong Kong & China Gas Co., Ltd. (b)	1,021,150
140,399	MTR Corp., Ltd. (b)	921,366
1,533,421	PCCW Ltd. (b)	874,516
173,165	Power Assets Holdings Ltd. (b)	1,237,657
56,721	Swire Pacific Ltd., Class A (b)	646,510
102,107	Wheelock & Co., Ltd. (b)	642,542
		7,479,675
	Ireland – 0.5%
5,848	Kerry Group PLC, Class A (b)	680,446
	Israel – 0.6%
101,542	Bank Leumi Le-Israel BM (b)	738,669
	Italy – 2.8%
45,707	Assicurazioni Generali S.p.A. (b)	852,450
111,769	Enel S.p.A. (b)	764,570
44,470	Eni S.p.A. (b)	694,679
109,799	Snam S.p.A. (b)	539,088
114,843	Terna Rete Elettrica Nazionale S.p.A (b)	699,380
		3,550,167
	Japan – 18.8%
21,900	ANA Holdings, Inc. (b)	735,064
18,000	Bridgestone Corp. (b)	675,729
22,700	Canon, Inc. (b)	615,652
47,500	Chugoku Electric Power (The) Co., Inc. (b)	592,765

See Notes to Financial Statements

First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Portfolio of Investments (Continued)
July 31, 2019
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Japan (Continued)
23,100	Dai Nippon Printing Co., Ltd. (b)	$484,512
7,200	East Japan Railway Co. (b)	660,060
41,300	Iida Group Holdings Co., Ltd. (b)	677,427
23,100	Japan Airlines Co., Ltd. (b)	723,384
92,000	Japan Post Bank Co., Ltd. (b)	893,896
77,100	Japan Post Holdings Co., Ltd. (b)	755,774
33,500	Japan Tobacco, Inc. (b)	738,130
23,200	Kamigumi Co., Ltd. (b)	533,348
15,100	Keihan Holdings Co., Ltd. (b)	612,015
15,000	Kintetsu Group Holdings Co., Ltd. (b)	711,198
69,400	Kyushu Electric Power Co., Inc. (b)	689,580
14,100	McDonald’s Holdings Co., Japan Ltd. (b)	633,128
15,000	Mitsubishi Heavy Industries Ltd. (b)	618,768
149,100	Mitsubishi UFJ Financial Group, Inc. (b)	736,406
701,500	Mizuho Financial Group, Inc. (b)	995,654
28,600	MS&AD Insurance Group Holdings, Inc. (b)	937,467
24,000	Nagoya Railroad Co., Ltd. (b)	660,711
41,700	Nippon Steel Corp. (b)	653,320
47,100	ORIX Corp. (b)	672,208
7,900	Secom Co., Ltd. (b)	619,131
39,600	Sekisui House Ltd. (b)	665,810
21,500	Sumitomo Mitsui Financial Group, Inc. (b)	751,851
21,600	Sumitomo Mitsui Trust Holdings, Inc. (b)	738,253
16,400	Sumitomo Realty & Development Co., Ltd. (b)	596,746
41,700	Teijin Ltd. (b)	721,438
22,400	Tobu Railway Co., Ltd. (b)	636,864
13,200	Tokio Marine Holdings, Inc. (b)	700,670
23,800	Tokyo Gas Co., Ltd. (b)	594,088
10,000	Toyota Motor Corp. (b)	646,132
7,400	West Japan Railway Co. (b)	605,743
204,200	Yamada Denki Co., Ltd. (b)	900,719
		24,183,641
	Jersey – 0.6%
25,029	Experian PLC (b)	759,109
	Netherlands – 3.8%
7,150	Akzo Nobel N.V. (b)	674,634
7,481	Heineken Holding N.V. (b)	755,939
6,995	Heineken N.V. (b)	750,482
31,919	Koninklijke Ahold Delhaize N.V. (b)	724,974
13,081	NN Group N.V. (b)	491,467
17,316	QIAGEN N.V. (c)	653,159
Shares	Description	Value

	Netherlands (Continued)
11,786	Wolters Kluwer N.V. (b)	$854,312
		4,904,967
	New Zealand – 0.4%
92,721	Auckland International Airport Ltd. (b)	564,860
	Norway – 0.4%
25,964	Gjensidige Forsikring ASA (b)	504,313
	Singapore – 7.0%
290,600	CapitaLand Ltd. (b)	761,318
41,200	DBS Group Holdings Ltd. (b)	785,554
100,700	Oversea-Chinese Banking Corp., Ltd. (b)	838,396
218,100	SATS Ltd. (b)	759,899
133,600	Singapore Airlines Ltd. (b)	935,362
164,100	Singapore Exchange Ltd. (b)	941,521
404,300	Singapore Press Holdings Ltd. (b)	646,446
271,200	Singapore Technologies Engineering Ltd. (b)	831,837
341,100	Singapore Telecommunications Ltd. (b)	822,807
40,300	United Overseas Bank Ltd. (b)	767,826
303,700	Wilmar International Ltd. (b)	877,884
		8,968,850
	Spain – 5.5%
4,235	Aena SME S.A. (b) (d)	767,730
24,656	Enagas S.A. (b)	537,850
29,927	Endesa S.A. (b)	739,448
32,992	Ferrovial S.A. (b)	858,246
69,764	Iberdrola S.A. (b)	661,878
257,382	Mapfre S.A. (b)	708,531
26,773	Naturgy Energy Group S.A. (b)	678,183
37,125	Red Electrica Corp. S.A. (b)	699,949
45,312	Repsol S.A. (b)	718,685
85,891	Telefonica S.A. (b)	654,800
		7,025,300
	Sweden – 3.2%
16,369	ICA Gruppen AB	727,191
32,317	Industrivarden AB, Class C (b)	702,082
15,311	Investor AB, Class B (b)	727,985
36,601	Securitas AB, Class B (b)	566,813
57,960	Svenska Handelsbanken AB, Class A (b)	521,520
188,150	Telia Co., AB (b)	837,014
		4,082,605
	Switzerland – 7.0%
3,614	Baloise Holding AG (b)	652,748
7,312	Nestle S.A. (b)	775,710
8,171	Novartis AG (b)	749,271
9,961	Pargesa Holding S.A. (b)	747,629
1,006	Partners Group Holding AG (b)	800,062

See Notes to Financial Statements

First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Portfolio of Investments (Continued)
July 31, 2019
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Switzerland (Continued)
2,861	Roche Holding AG (b)	$765,790
1,401	Swiss Life Holding AG (b)	677,018
12,418	Swiss Prime Site AG (b)	1,093,336
9,197	Swiss Re AG (b)	890,609
1,799	Swisscom AG (b)	871,872
2,894	Zurich Insurance Group AG (b)	1,006,625
		9,030,670
	United Kingdom – 7.9%
27,676	Admiral Group PLC (b)	727,827
11,680	Coca-Cola European Partners PLC	645,670
32,760	Compass Group PLC (b)	828,845
10,596	Croda International PLC (b)	601,894
23,424	Diageo PLC (b)	976,786
165,802	Direct Line Insurance Group PLC (b)	648,568
37,820	GlaxoSmithKline PLC (b)	782,153
87,061	HSBC Holdings PLC (b)	697,227
7,513	InterContinental Hotels Group PLC (b)	521,963
11,400	London Stock Exchange Group PLC (b)	915,555
23,737	RELX PLC (b)	563,002
22,255	Royal Dutch Shell PLC, Class A (b)	700,932
23,308	Smith & Nephew PLC (b)	527,666
15,683	Unilever PLC (b)	943,524
		10,081,612
	Total Common Stocks	119,250,648
	(Cost $118,339,815)
REAL ESTATE INVESTMENT TRUSTS (a) – 6.7%
	Australia – 1.4%
57,339	Dexus (b)	512,838
151,229	GPT (The) Group (b)	641,926
347,173	Vicinity Centres (b)	618,390
		1,773,154
	France – 1.6%
7,657	Covivio (b)	782,785
4,616	Gecina S.A.	708,234
6,019	ICADE (b)	522,998
		2,014,017
	Singapore – 2.7%
484,700	Ascendas Real Estate Investment Trust (b)	1,076,126
554,600	CapitaLand Commercial Trust (b)	828,386
390,200	CapitaLand Mall Trust (b)	741,566
586,600	Suntec Real Estate Investment Trust (b)	810,791
		3,456,869
Shares	Description	Value

	United Kingdom – 1.0%
61,137	Land Securities Group PLC (b)	$591,668
81,435	Segro PLC (b)	755,582
		1,347,250
	Total Real Estate Investment Trusts	8,591,290
	(Cost $8,359,729)
	Total Investments – 99.6%	127,841,938
	(Cost $126,699,544) (e)
	Net Other Assets and Liabilities – 0.4%	552,529
	Net Assets – 100.0%	$128,394,467

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At July 31, 2019, securities noted as such are valued at $123,711,440 or 96.4% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(c)	Non-income producing security.
(d)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	Aggregate cost for federal income tax purposes was $127,990,838. As of July 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $3,878,846 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $4,027,746. The net unrealized depreciation was $148,900.

See Notes to Financial Statements

First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Portfolio of Investments (Continued)
July 31, 2019

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 7/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
France	$ 14,644,346	$ 1,396,244	$ 13,248,102	$ —
Netherlands	4,904,967	653,159	4,251,808	—
Sweden	4,082,605	727,191	3,355,414	—
United Kingdom	10,081,612	645,670	9,435,942	—
Other Country Categories*	85,537,118	—	85,537,118	—
Real Estate Investment Trusts:
France	2,014,017	708,234	1,305,783	—
Other Country Categories*	6,577,273	—	6,577,273	—
Total Investments	$ 127,841,938	$ 4,130,498	$ 123,711,440	$—

*	See Portfolio of Investments for country breakout.

Currency Exposure Diversification	% of Total Investments
EUR	33.4%
JPY	18.9
SGD	9.7
GBP	9.0
AUD	7.1
CHF	7.1
HKD	7.0
SEK	3.2
USD	2.0
DKK	1.2
ILS	0.6
NZD	0.4
NOK	0.4
Total	100.0%

Currency Abbreviations
AUD	Australian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
ILS	Israeli Shekel
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
July 31, 2019
	First Trust Horizon Managed Volatility Domestic ETF (HUSV)	First Trust Horizon Managed Volatility Developed International ETF (HDMV)
ASSETS:
Investments, at value	$ 223,716,203	$ 127,841,938
Cash	659,569	323,451
Foreign currency	—	7,058
Due from authorized participant	—	17,809
Receivables:
Dividends	146,590	165,787
Dividend reclaims	—	135,458
Total Assets	224,522,362	128,491,501
LIABILITIES:
Payables:
Investment advisory fees payable	133,822	79,272
Investment securities purchased	—	17,762
Total Liabilities	133,822	97,034
NET ASSETS	$224,388,540	$128,394,467
NET ASSETS consist of:
Paid-in capital	$ 214,174,618	$ 131,507,969
Par value	84,000	39,000
Accumulated distributable earnings (loss)	10,129,922	(3,152,502)
NET ASSETS	$224,388,540	$128,394,467
NET ASSET VALUE, per share	$26.71	$32.92
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	8,400,002	3,900,002
Investments, at cost	$206,545,373	$126,699,544
Foreign currency, at cost (proceeds)	$—	$7,099
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Year Ended July 31, 2019
	First Trust Horizon Managed Volatility Domestic ETF (HUSV)	First Trust Horizon Managed Volatility Developed International ETF (HDMV)
INVESTMENT INCOME:
Dividends	$ 3,969,765	$ 3,005,924
Interest	7,223	3,040
Foreign withholding tax	—	(252,376)
Other	38	228
Total investment income	3,977,026	2,756,816
EXPENSES:
Investment advisory fees	1,218,936	623,639
Total expenses	1,218,936	623,639
NET INVESTMENT INCOME (LOSS)	2,758,090	2,133,177
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(3,696,997)	(4,220,799)
In-kind redemptions	17,823,220	2,186,493
Foreign currency transactions	—	(1,937)
Net realized gain (loss)	14,126,223	(2,036,243)
Net change in unrealized appreciation (depreciation) on:
Investments	10,268,998	603,207
Foreign currency translation	—	(3,487)
Net change in unrealized appreciation (depreciation)	10,268,998	599,720
NET REALIZED AND UNREALIZED GAIN (LOSS)	24,395,221	(1,436,523)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 27,153,311	$ 696,654

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets
	First Trust Horizon Managed Volatility Domestic ETF (HUSV)		First Trust Horizon Managed Volatility Developed International ETF (HDMV)
	Year Ended 7/31/2019	Year Ended 7/31/2018	Year Ended 7/31/2019	Year Ended 7/31/2018
OPERATIONS:
Net investment income (loss)	$ 2,758,090	$ 1,314,374	$ 2,133,177	$ 1,217,537
Net realized gain (loss)	14,126,223	3,412,976	(2,036,243)	2,348,591
Net change in unrealized appreciation (depreciation)	10,268,998	3,573,637	599,720	(1,475,141)
Net increase (decrease) in net assets resulting from operations	27,153,311	8,300,987	696,654	2,090,987
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(2,290,936)		(2,045,252)
Net investment income		(1,277,206)		(1,506,227)
Total distributions to shareholders	(2,290,936)	(1,277,206)	(2,045,252)	(1,506,227)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	220,067,195	130,891,234	97,182,899	50,664,100
Cost of shares redeemed	(154,429,427)	(66,825,963)	(26,449,839)	(21,983,767)
Net increase (decrease) in net assets resulting from shareholder transactions	65,637,768	64,065,271	70,733,060	28,680,333
Total increase (decrease) in net assets	90,500,143	71,089,052	69,384,462	29,265,093
NET ASSETS:
Beginning of period	133,888,397	62,799,345	59,010,005	29,744,912
End of period	$ 224,388,540	$ 133,888,397	$ 128,394,467	$ 59,010,005
Accumulated net investment income (loss) at end of period		$91,894		$89,401
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	5,700,002	2,850,002	1,750,002	900,002
Shares sold	8,900,000	5,800,000	2,950,000	1,500,000
Shares redeemed	(6,200,000)	(2,950,000)	(800,000)	(650,000)
Shares outstanding, end of period	8,400,002	5,700,002	3,900,002	1,750,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust Horizon Managed Volatility Domestic ETF (HUSV)
	Year Ended		Period Ended 7/31/2017 (a)
	7/31/2019	7/31/2018
Net asset value, beginning of period	$ 23.49	$ 22.03	$ 19.96
Income from investment operations:
Net investment income (loss)	0.37	0.30	0.24
Net realized and unrealized gain (loss)	3.17	1.46	2.05
Total from investment operations	3.54	1.76	2.29
Distributions paid to shareholders from:
Net investment income	(0.32)	(0.30)	(0.22)
Net asset value, end of period	$26.71	$23.49	$22.03
Total return (b)	15.24%	8.04%	11.51%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 224,389	$ 133,888	$ 62,799
Ratio of total expenses to average net assets	0.70%	0.70%	0.70% (c)
Ratio of net investment income (loss) to average net assets	1.58%	1.37%	1.50% (c)
Portfolio turnover rate (d)	147%	157%	149%

(a)	Inception date is August 24, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Horizon Managed Volatility Developed International ETF (HDMV)
	Year Ended		Period Ended 7/31/2017 (a)
	7/31/2019	7/31/2018
Net asset value, beginning of period	$ 33.72	$ 33.05	$ 29.89
Income from investment operations:
Net investment income (loss)	0.86	0.91	0.63
Net realized and unrealized gain (loss)	(0.79)	0.87	3.13
Total from investment operations	0.07	1.78	3.76
Distributions paid to shareholders from:
Net investment income	(0.87)	(1.11)	(0.60)
Net asset value, end of period	$32.92	$33.72	$33.05
Total return (b)	0.21%	5.48%	12.68%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 128,394	$ 59,010	$ 29,745
Ratio of total expenses to average net assets	0.80%	0.80%	0.80% (c)
Ratio of net investment income (loss) to average net assets	2.74%	2.73%	2.74% (c)
Portfolio turnover rate (d)	99%	133%	150%

(a)	Inception date is August 24, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
July 31, 2019
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of fifteen funds that are offering shares. This report covers the following funds, each a non-diversified series of the Trust:
First Trust Horizon Managed Volatility Domestic ETF – (NYSE Arca, Inc. (“NYSE Arca”) ticker “HUSV”)
First Trust Horizon Managed Volatility Developed International ETF – (NYSE Arca ticker “HDMV”)
Each fund represents a separate series of shares of beneficial interest in the Trust (each a “Fund” and collectively, the “Funds”). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed in-kind for securities in which a Fund invests and, in certain circumstances, for cash. Except when aggregated in Creation Units, the shares are not redeemable securities of a Fund.
Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to provide capital appreciation.
Under normal market conditions, HUSV seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks of domestic companies listed and traded on U.S. national securities exchanges that Horizon Investments, LLC (“Horizon” or the “Sub-Advisor”) believes exhibit low future expected volatility.
Under normal market conditions, HDMV seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks and depositary receipts of developed market companies listed and traded on non-U.S. exchanges that Horizon believes exhibit low future expected volatility.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, real estate investment trusts (“REITs”) and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2019
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2019
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of July 31, 2019, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2019, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Horizon Managed Volatility Domestic ETF	$ 2,290,936	$ —	$ —
First Trust Horizon Managed Volatility Developed International ETF	2,045,252	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2019
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2018, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Horizon Managed Volatility Domestic ETF	$ 1,277,206	$ —	$ —
First Trust Horizon Managed Volatility Developed International ETF	1,506,227	—	—
As of July 31, 2019, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Horizon Managed Volatility Domestic ETF	$ 496,765	$ (6,868,610)	$ 16,501,767
First Trust Horizon Managed Volatility Developed International ETF	864,308	(3,864,653)	(152,157)
E. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017, 2018, and 2019 remain open to federal and state audit. As of July 31, 2019, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2019, the Funds had non-expiring capital loss carryforward for federal income tax purposes as follows:
Capital Loss Available
First Trust Horizon Managed Volatility Domestic ETF	$ 6,868,610
First Trust Horizon Managed Volatility Developed International ETF	3,864,653
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2019, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust Horizon Managed Volatility Domestic ETF	$ (48,379)	$ (16,891,689)	$ 16,940,068
First Trust Horizon Managed Volatility Developed International ETF	295,122	(2,162,000)	1,866,878

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2019
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
G. New Accounting Pronouncement
On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
HUSV and HDMV have agreed to pay First Trust an annual unitary management fee of 0.70% and 0.80% of HUSV’s and HDMV’s average daily net assets, respectively. Pursuant to the Investment Management Agreement between First Trust and the Trust, First Trust manages the investment of the Funds’ assets and is responsible for the expenses of each Fund, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
Horizon serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a sub-advisory fee from First Trust equal to 50% of any remaining monthly unitary management fee paid to the Advisor after the average Fund’s expenses accrued during the most recent twelve months are subtracted from the unitary management fee for that month.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2019
4. Purchases and Sales of Securities
For the fiscal year ended July 31, 2019, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust Horizon Managed Volatility Domestic ETF	$ 255,042,863	$ 254,522,876
First Trust Horizon Managed Volatility Developed International ETF	80,736,658	77,749,824

For the fiscal year ended July 31, 2019, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust Horizon Managed Volatility Domestic ETF	$ 219,503,133	$ 154,267,115
First Trust Horizon Managed Volatility Developed International ETF	93,740,884	26,216,260
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of a Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions are settled. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.
The standard Creation Transaction Fees and the Redemption Transaction Fees for each Fund are as follows:
	Creation Transaction Fees	Redemption Transaction Fees
First Trust Horizon Managed Volatility Domestic ETF	$ 500	$ 500
First Trust Horizon Managed Volatility Developed International ETF	4,200	4,200
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2019
persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2020.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust Horizon Managed Volatility Domestic ETF and First Trust Horizon Managed Volatility Developed International ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund III (the “Trust”), including the portfolios of investments, as of July 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended July 31, 2019 and 2018, and the period from August 24, 2016 (commencement of operations) through July 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the two portfolios included within the First Trust Exchange-Traded Fund III as of July 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the years ended July 31, 2019 and 2018, and for the period from August 24, 2016 (commencement of operations) through July 31, 2017, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
September 23, 2019
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund III
July 31, 2019 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended July 31, 2019, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:
Dividends Received Deduction
First Trust Horizon Managed Volatility Domestic ETF	100.00%
First Trust Horizon Managed Volatility Developed International ETF	0.00%
For the taxable year ended July 31, 2019, the following percentages of income dividend paid by the Funds is hereby designated as qualified dividend income:
Qualified Dividend Income
First Trust Horizon Managed Volatility Domestic ETF	100.00%
First Trust Horizon Managed Volatility Developed International ETF	73.39%
The following Fund met the requirements of Section 853 of the Internal Revenue Code and elect to pass through to its shareholders credit for foreign taxes paid. The total amounts of income received by the Fund from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:
	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust Horizon Managed Volatility Developed International ETF	$ 3,005,924	$ 0.77	$ 242,200	$ 0.06
The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end. Gross foreign income and foreign taxes paid will be posted on the Fund’s website and disclosed in the tax letter.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2019 (Unaudited)
concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2019 (Unaudited)
it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, the Advisor and Horizon Investments, LLC (the “Sub-Advisor”) on behalf of the following two series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust Horizon Managed Volatility Domestic ETF (HUSV)
First Trust Horizon Managed Volatility Developed International ETF (HDMV)
The Board approved the continuation of the Agreements for each Fund for a one-year period ending June 30, 2020 at a meeting held on June 2, 2019. The Board determined for each Fund that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2019 and June 2, 2019, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2019 (Unaudited)
(“ETFs”) managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2019, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 2, 2019 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. The Board considered that the Sub-Advisor is responsible for the selection and ongoing monitoring of the securities in the Funds’ investment portfolios, but that the Advisor executes each Fund’s portfolio trades. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2019 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team.
In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by each Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for HUSV was above the median total (net) expense ratio of the peer funds in its Expense Group and that the unitary fee for HDMV was below the median total (net) expense ratio of the peer funds in its Expense Group. With respect to the Expense Groups, the Board, at the April 18, 2019 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that there was only one other actively-managed ETF in the Expense Group for HUSV and that there were no other actively-managed ETFs in the Expense Group for HDMV, and different business models that may affect the pricing of services among ETF sponsors. The

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2019 (Unaudited)
Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to each Fund.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information comparing each Fund’s performance for the one-year period ended December 31, 2018 to the performance of the funds in a Performance Universe and to that of a broad-based benchmark index. Based on the information provided, the Board noted that each Fund outperformed its respective Performance Universe median and benchmark index for the one-year period ended December 31, 2018.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Funds. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2018 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board also considered the Advisor’s compensation for fund reporting services provided to the Funds pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements to the effect that it is difficult to know if or precisely when measurable economies of scale will be achieved for the Sub-Advisor and that the Sub-Advisor presumes expenses related to providing services will remain approximately the same over the next twelve months. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board noted that the Advisor pays the Sub-Advisor for each Fund from its advisory fee and its understanding that each Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential fall-out benefits to the Sub-Advisor from being associated with the Advisor and the Funds. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust Exchange-Traded Fund III
July 31, 2019 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	162	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	162	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	162	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	162	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	162	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund III
July 31, 2019 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund III
July 31, 2019 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Horizon Investments, LLC
6210 Ardrey Kell Road, Suite 300
Charlotte, NC 28277
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust California Municipal High Income ETF (FCAL)

Annual Report
For the Year Ended
July 31, 2019

First Trust California Municipal High Income ETF (FCAL)
Annual Report
July 31, 2019
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust California Municipal High Income ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust California Municipal High Income ETF (FCAL)
Annual Letter from the Chairman and CEO
July 31, 2019
Dear Shareholders,
One thing we can all agree on and expect: headline news coming out of Washington, DC continues to influence the financial markets. By late February of 2019, President Trump announced the U.S. was close to a trade deal with China, yet by May 10, existing tariffs on Chinese imports jumped from 10% to 25%. Furthermore, the President’s threat of additional tariffs on the remaining $300 billion in Chinese imports became a reality with his announcement after a Federal Funds rate cut of 0.25% on the last day of July. This led many to wonder if these events could be signaling a recession.
While reticent investors sought cover in “risk-on” assets, calendar year-to-date performances of broad markets as of July 31, 2019, were strong. Both U.S. and world equities, as indicated by the S&P 500® Index and the MSCI All Country World Index, returned 20.24% and 16.57%, respectively. Bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 6.35%, for the same period.
Despite the ongoing bluster of the news cycle, we believe the economy is doing well and productivity growth, due to deregulation and lower taxes on corporate profits, has improved over the last two years.
•	The Consumer Confidence Index of 135.7 for July is strong and at the highest level this year.
•	The U.S. inflation rate hovers near 2%, on average, as it has for the last decade.
•	July’s unemployment rate of 3.7% barely moved from 3.6% in May, which was the lowest level since December of 1969.
Before you head for the exits or reach for the antacids due to the latest political equivocation, keep a balanced perspective in view. Remember, no one can predict the inevitable and expected market fluctuations. Speak periodically with your investment professional, who can provide insight when it comes to investing and discovering opportunities when they arise.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust California Municipal High Income ETF (FCAL)
The primary investment objective of First Trust California Municipal High Income ETF (the “Fund”) is to seek to provide current income that is exempt from regular federal income taxes and California income taxes, and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes and California income taxes (“Municipal Securities”). Municipal Securities will be issued by or on behalf of the State of California or territories or possessions of the U.S. (including but not limited to Puerto Rico, the U.S. Virgin Islands and Guam) and/or the political subdivisions, agencies, authorities and other instrumentalities of such state, territories or possessions. The Fund lists and principally trades its shares on The Nasdaq Stock Market LLC under the ticker symbol “FCAL.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 7/31/19	Inception (6/20/17) to 7/31/19	Inception (6/20/17) to 7/31/19
Fund Performance
NAV	8.32%	5.48%	11.94%
Market Price	8.39%	5.60%	12.20%
Index Performance
Bloomberg Barclays 10 Year California Exempt Index	7.57%	3.89%	8.39%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust California Municipal High Income ETF (FCAL) (Continued)
Sector Allocation	% of Total Investments (including cash)
Special Assessment	13.7%
Hospital	11.6
Student Housing	11.1
Education	9.9
Continuing Care Retirement Communities	9.4
Insured	6.3
Government Obligation Bond - Unlimited Tax	5.1
Dedicated Tax	4.7
Industrial Development Bond	4.4
Higher Education	4.3
Airport	3.4
Water & Sewer	3.1
Certificates of Participation	2.1
Government Obligation Bond - Limited Tax	1.5
Tax Increment	1.5
Tobacco	1.2
Gas	1.1
Toll Road	0.5
Other Health	0.3
Cash	4.8
Total	100.0%
Credit Rating(1)	% of Total Investments (including cash)
AAA	0.3%
AA	18.2
A	16.0
BBB	20.6
BB	12.6
B	0.5
Not Rated	27.0
Cash	4.8
Total	100.0%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust California Municipal High Income ETF (FCAL) (Continued)
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through July 31, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 21, 2017 (commencement of trading) through July 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
6/21/17 – 7/31/17	14	0	0	0
8/1/17 – 7/31/18	204	10	1	0
8/1/18 – 7/31/19	177	0	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
6/21/17 – 7/31/17	14	0	0	0
8/1/17 – 7/31/18	37	0	0	0
8/1/18 – 7/31/19	74	0	0	0

Portfolio Commentary
First Trust California Municipal High Income ETF (FCAL)
Annual Report
July 31, 2019 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the First Trust California Municipal High Income ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Portfolio Management Team
Tom Futrell, CFA, Senior Vice President, Senior Portfolio Manager
Johnathan N. Wilhelm, Senior Vice President, Senior Portfolio Manager
The First Trust Municipal Securities Team was formed in September of 2013 and is headed by Tom Futrell, CFA, and Johnathan Wilhelm who serve as senior portfolio managers of the Fund. Messrs. Futrell and Wilhelm have a combined 50+ years of investment experience and prior to joining First Trust, served as portfolio managers of municipal bonds at Nuveen Investments and Performance Trust Investment Advisors. In addition to the Fund, the Team manages/consults for a variety of First Trust investment portfolios and separately managed accounts.
Commentary
The Fund is an actively managed exchange-traded fund. The Fund’s primary investment objective is to seek to provide current income that is exempt from regular federal income taxes and California income taxes. The Fund’s secondary investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes and California income taxes (“Municipal Securities”). In addition, under normal market conditions, the Fund invests at least 50% of its net assets in Municipal Securities that are rated investment grade at the time of purchase and no more than 50% of its net assets in Municipal Securities that at the time of purchase are rated non-investment grade. This commentary discusses the 12-month market performance and the Fund’s performance for the 12-month period ended July 31, 2019.
Market Recap
For the 12-month period ended July 31, 2019, municipal bonds generated a total return of 7.31% as measured by the Bloomberg Barclays Municipal Bond Index (BMBI). During the same period, the Bloomberg Barclays 10-Year California Exempt Index produced a total return of 7.57%. By comparison, the Bloomberg Barclays U.S. Treasury Index generated a total return of 7.56% during the 12-month period. The following were major factors in explaining the municipal bond market’s performance:
•	Municipal bonds have experienced robust demand calendar year-to-date through July 31, 2019, a key positive factor driving municipal bond prices higher. According to data gathered by Barclays and the Investment Company Institute, municipal fund flows have totaled approximately $54.8 billion year-to-date 2019, which has set a record for year-to-date fund flows dating back to 1992. We believe that the positive total returns municipal bond investors experienced in 2018, coupled with investor’s realization of the effect the $10,000 State And Local Tax deduction limitation would have on federal income tax payments for high wage earnings has helped drive the demand for tax exempt income in 2019.
•	U.S. Treasury Bond prices have rallied over the past 12 months and municipal bonds followed suit. For instance, the Bloomberg Barclays U.S. Treasury Index yield declined 82 basis points (bps) from 2.83% on July 31, 2018 to 2.01% on July 31, 2019. As a point of reference, the Bloomberg Barclays Municipal Bond Index yield declined 77 bps from 2.66% on July 31, 2018 to 1.89% on July 31, 2019. We believe that weaker global growth statistics coming out of parts of Europe and Asia coupled with dovish global Federal Reserve talk coming out of Europe, Asia and the U.S. have been a driving force in the global bond market rally.
•	Total new issue supply year-to-date through July 31 increased 3.2% from $192.4 billion at the end of July 2018 to approximately $198.7 billion through July 2019. Given the large amount of bond calls, sinking fund payments, and bond maturities that have occurred in 2019, it is expected that the municipal bond market will shrink slightly this year, in stark contrast with the U.S. Treasury market.
Performance Analysis
The Fund’s net asset value (“NAV”) and market performance for the 12-month period ended July 31, 2019 was 8.32% and 8.39%, respectively, versus the Bloomberg Barclays 10-Year California Exempt Index (the “Benchmark”) return of 7.57% during the same period.

Portfolio Commentary (Continued)
First Trust California Municipal High Income ETF (FCAL)
Annual Report
July 31, 2019 (Unaudited)
As of July 31, 2019, the Fund’s market price of $52.77 represented a premium of 0.13% to its NAV of $52.70. The market price of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. The distribution paid on July 31, 2019 of $0.125 represents a tax-exempt annualized distribution rate of 2.84% based on the Fund’s closing market price of $52.77 on July 31, 2019. The Fund’s distribution rate is not constant and is subject to change over time based on the performance of the Fund.
Sectors within the municipal market that positively contributed to Fund performance over the 12-month period ended July 31, 2019 included charter schools, senior living, hospitals, special assessment, dedicated tax, student housing, and industrial development bonds. Sectors that detracted from Fund performance over the same period included transportation and power bonds. The Fund’s modified duration at July 31, 2019 was 5.79 years versus 5.39 years for the Benchmark. The Fund’s effective duration at July 31, 2019 was 6.30 years. The Fund’s allocation to municipal securities with longer modified durations (7 years and longer) generally did well during the trailing 12-month period. As of July 31, 2019, the Fund’s weighted-average credit quality (approximately BBB/Baa) is lower than the Benchmark, which has a stated average credit rating of AA2/AA3. The Fund’s investments in “BBB” rated, sub-investment grade and non-rated municipal securities generated strong performance for the period. Retail demand continues to be strong and investors have increasingly reached for yield lower on the credit spectrum in this environment of low nominal rates and manageable new issue supply. As a result, lower investment grade strategies have generally benefited from credit spread compression, which helps to explain the Fund’s outperformance relative to the Benchmark over the 12-month period ended July 31, 2019.
Market Outlook
Given that the Federal Reserve (the “Fed”) became increasingly dovish during the first half of 2019, we expect one additional interest rate cut is likely to occur at the Fed’s September 2019 meeting after cutting interest rates by 25 bps at its July meeting, for a total of 50 bps of cuts in 2019. Nevertheless, we expect U.S. Treasury rates will gradually increase during the second half of 2019 as we expect U.S. economic growth to remain relatively healthy and thus support a degree of yield curve steepening by year-end. If we are proven wrong in our thesis of a small degree of higher rates on the longer end of the yield curve by year-end, we believe the primary driver of lower rates for longer, in our view, would likely be a combination of slower global growth (i.e., in the Eurozone and parts of Asia) coupled with a failure to make progress in resolving global trade disputes with China and the European Union, both of which could slow U.S. economic growth, employment plus wage growth, and inflation.
Given our expectation for gradually higher yields in the second half of 2019, we continue to position the Fund in the intermediate portion of the yield curve and expect to maintain portfolio duration near its benchmark duration. Bonds in the intermediate portion of the curve are typically less interest-rate sensitive, benefit from the steeper yield curve slope, and are less sensitive to fund flow changes than bonds maturing in greater than 20+ years. Specifically, we currently favor bonds with maturities of 8-20 years, as well as maintaining a smaller allocation to bonds maturing in 4-7 years.
We favor essential service revenue bond sectors such as charter schools, special assessment bonds, senior living, and hospitals. We are likely to remain underweight corporate backed municipal bonds due to relatively tight spreads and low yields offered by this sector. As part of this underweight, we are likely to be significantly underweight tobacco bonds, which are facing pressure from additional Food and Drug Administration regulation, legislative initiatives at the state and federal level, as well as decreased demand as substitute products to traditional cigarettes multiply.
We expect municipal credit quality to remain broadly stable as trends have been favorable over the past several quarters both in terms of the number of defaulting municipal borrowers as well as credit rating upgrade to downgrade ratios. However, according to Municipal Market Analytics data, we note that year-to-date 2019 the number of municipal defaults and impairments have increased year-over-year. We will monitor this trend closely to see if this trend continues. To protect against credit deterioration, we will predominantly invest in projects in which we receive a first mortgage or tax lien, as well as a gross revenue pledge.
While California investment grade and high yield bond spreads continue to be tight relative to their historical average, we believe that the combination of record setting municipal fund inflows during the first half of 2019 (including approximately $3.8 billion into California muni funds) coupled with broadly stable credit quality will allow credit spreads to tighten. With this in mind, we continue to practice the discipline of our investment process where we perform fundamental credit analysis and quantitative total return scenario analysis on individual bonds and the portfolio as a whole, looking for bonds that can provide both high income and attractive total return potential over time.

First Trust California Municipal High Income ETF (FCAL)
Understanding Your Fund Expenses
July 31, 2019 (Unaudited)
As a shareholder of the First Trust California Municipal High Income ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2019.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (b)
First Trust California Municipal High Income ETF (FCAL)
Actual	$1,000.00	$1,065.30	0.50%	$2.56
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51

(a)	These expense ratios reflect expense waivers. See Note 3 in the Notes to Financial Statements.
(b)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (February 1, 2019 through July 31, 2019), multiplied by 181/365 (to reflect the six-month period).

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments
July 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 98.8%
	California – 87.6%
$150,000	Alameda CA Corridor Transprtn Auth Ref Subordinate Lien, Ser A	5.00%	10/01/25	$178,413
215,000	Antelope Vly E Kern CA Wtr Agy Wtr Rev Ref	5.00%	06/01/35	256,738
200,000	CA Sch Fin Auth Sch Fac Rev Alliance Clg Ready Pub Schs Proj, Ser C	4.50%	07/01/26	225,698
105,000	CA Sch Fin Auth Sch Fac Rev Kipp Socal Pub Schs, Ser A (a)	5.00%	07/01/26	125,345
105,000	CA Sch Fin Auth Sch Fac Rev Kipp Socal Pub Schs, Ser A (a)	5.00%	07/01/27	127,440
400,000	CA Sch Fin Auth Sch Fac Rev Kipp Socal Pub Schs, Ser A (a)	5.00%	07/01/39	480,044
200,000	CA Sch Fin Auth Sch Fac Rev Ref Hlth Learning Proj, Ser A (a)	4.00%	07/01/25	222,438
200,000	CA Sch Fin Auth Sch Fac Rev Ref Hlth Learning Proj, Ser A (a)	5.00%	07/01/32	233,974
500,000	CA St Cmnty Clg Fing Auth Clg Hsg Rev Orange Coast Pptys LLC Orange Coast Clg Proj	5.00%	05/01/30	603,315
715,000	CA St Hlth Facs Fing Auth Rev Adventist Hlth Sys West, Ser A	4.00%	03/01/33	756,920
220,000	CA St Hlth Facs Fing Auth Rev Ref Sutter Hlth, Ser B	5.00%	11/15/33	268,554
250,000	CA St Hlth Facs Fing Auth Rev Sutter Hlth, Ser A	5.00%	11/15/30	315,307
250,000	CA St Muni Fin Auth Chrt Sch Lease Rev Sycamore Academy Proj (b)	5.38%	07/01/34	265,533
250,000	CA St Muni Fin Auth Chrt Sch Lease Rev Vista Chrt Middle Sch Proj (c)	5.38%	07/01/34	273,703
300,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Academy Proj (a)	4.00%	07/01/26	314,121
200,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Academy Proj, Ser A (a)	5.00%	07/01/38	225,442
250,000	CA St Muni Fin Auth Chrt Sch Rev, Ser A (a)	5.50%	06/01/38	279,648
70,000	CA St Muni Fin Auth Eductnl Rev Ref American Heritage Edu, Ser A	4.00%	06/01/26	74,373
155,000	CA St Muni Fin Auth Rev Ref Biola Univ	5.00%	10/01/37	184,188
225,000	CA St Muni Fin Auth Rev Ref CA Lutheran Univ	5.00%	10/01/30	279,605
250,000	CA St Muni Fin Auth Rev Ref Cmnty Med Centers, Ser A	5.00%	02/01/36	293,028
200,000	CA St Muni Fin Auth Rev Ref Eisenhower Med Ctr, Ser A	5.00%	07/01/32	238,618
250,000	CA St Muni Fin Auth Rev Ref Emerson Clg, Ser B	5.00%	01/01/33	301,415
700,000	CA St Muni Fin Auth Rev Ref Humangood Obgl Group, Ser A	4.00%	10/01/34	776,671
110,000	CA St Muni Fin Auth Rev Ref Retmnt Hsg Fdtn Oblig Grp, Ser A	5.00%	11/15/26	133,478
435,000	CA St Muni Fin Auth Rev Ref Retmnt Hsg Fdtn Oblig Grp, Ser A	5.00%	11/15/27	536,024
500,000	CA St Muni Fin Auth Senior Living Rev Ref Mt San Antonio Gardens Proj	5.00%	11/15/39	587,545
350,000	CA St Muni Fin Auth Student Hsg Rev Chf Davis I LLC West Village Student Hsg Proj	5.00%	05/15/40	416,741
500,000	CA St Muni Fin Auth Student Hsg Rev Chf Davis I LLC West Vlg Student Hsg Proj	5.00%	05/15/27	616,140
500,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Ref Waste Mgmt Inc, Ser A1, AMT	3.38%	07/01/25	546,185
250,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Rialto Bioenergy Fac LLC Proj Green Bond, AMT (a)	6.75%	12/01/28	255,283
250,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Rialto Bioenergy Fac LLC Proj Green Bond, AMT (a)	7.50%	12/01/40	258,250
15,000	CA St Pub Wks Brd Lease Rev Judicial Council CA, Ser B	5.00%	06/01/34	17,673
155,000	CA St Ref	4.00%	09/01/35	173,498
275,000	CA St Ref Various Purpose	4.00%	09/01/35	307,818
300,000	CA St Sch Fin Auth Chrt Sch Rev Rocketship Pub Schs, Ser G (b)	5.00%	06/01/37	323,748
100,000	CA St Sch Fin Auth Chrt Sch Rev Summit Pub Schs (a)	5.00%	06/01/25	116,550
210,000	CA St Sch Fin Auth Chrt Sch Rev Summit Pub Schs (a)	5.00%	06/01/31	247,283
300,000	CA St Stwd Cmntys Dev Auth Clg Hsg Rev NCCD Hooper Street LLC CA Clg of the Arts Projs (a)	5.00%	07/01/29	344,775
400,000	CA St Stwd Cmntys Dev Auth Clg Hsg Rev NCCD Hooper Street LLC CA Clg of the Arts Projs (a)	5.25%	07/01/39	461,460

See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$200,000	CA St Stwd Cmntys Dev Auth Student Hsg Rev Ref, Chf Irvine LLC	5.00%	05/15/30	$238,398
250,000	CA St Stwd Cmntys Dev Auth Student Hsg Rev Ref, Chf Irvine LLC	5.00%	05/15/35	292,725
100,000	CA St Various Purpose	5.00%	10/01/35	119,897
375,000	CA Stwd Cmntys Dev Auth Rev Lancer Eductnl Std Hsg Proj, Ser A (a)	5.00%	06/01/34	440,872
475,000	CA Stwd Cmntys Dev Auth Rev Lancer Eductnl Std Hsg Proj, Ser A (a)	5.00%	06/01/39	549,209
600,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (a)	5.00%	12/01/30	689,496
300,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (a)	5.00%	12/01/33	350,760
200,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (a)	3.00%	11/01/22	203,030
250,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (a)	5.00%	11/01/32	294,880
190,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/27	235,003
50,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/30	60,757
175,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/31	211,293
50,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	4.00%	04/01/32	55,670
50,000	CA Stwd Cmntys Dev Auth Rev Ref Insd Enloe Med Ctr	5.00%	08/15/33	59,400
450,000	Chino CA Cmnty Facs Dist Spl Tax #2003-3 Impt Area #7	5.00%	09/01/31	543,577
210,000	Cotati-Rohnert Park CA Unif Sch Dist 2016 Election, Ser C, AGM	5.00%	08/01/32	253,388
340,000	Dinuba CA Jt Unif Sch Dist Cops, AGM	4.00%	02/01/34	372,460
150,000	Dinuba CA Jt Unif Sch Dist Cops, AGM	4.00%	02/01/35	163,757
755,000	El Dorado CA Irr Dist Rev Ref, Ser C	4.00%	03/01/34	842,957
700,000	Folsom Ranch CA Fing Auth Spl Tax Rev Cmnty Facs Dist No. 19 Mangini	5.00%	09/01/39	810,929
155,000	Fontana CA Spl Tax Cmnty Facs Dist #80 Bella Strada	5.00%	09/01/29	185,631
310,000	Fountain Vly CA Pub Fing Auth Lease Rev Ref, Ser A	4.00%	11/01/29	354,122
140,000	Fresno CA Jt Pwrs Fing Auth Lease Rev Ref Master Lease Proj, Ser A, AGM	5.00%	04/01/32	169,229
220,000	Golden St Tobacco Securitization Corp CA Tobacco Settlement Ref, Ser A-1	5.00%	06/01/26	260,071
290,000	Kaweah CA Delta Hlth Care Dist Rev, Ser B	5.00%	06/01/40	324,603
250,000	La Verne CA Cops Ref Brethren Hillcrest Homes	5.00%	05/15/36	265,765
100,000	Long Beach CA Bond Fin Auth Nat Gas Purchase Rev, Ser A	5.25%	11/15/23	114,841
210,000	Long Beach CA Bond Fin Auth Nat Gas Purchase Rev, Ser A	5.50%	11/15/30	276,499
700,000	Los Angeles CA Dept of Arpts Arpt Rev Sub Los Angeles Intl Arpt, Ser B, AMT	5.00%	05/15/31	835,023
10,000	Los Angeles CA Dept of Arpts, Ser E	5.00%	05/15/28	12,101
215,000	Los Angeles CA Muni Impt Corplease Rev Ref Real Property, Ser B	4.00%	11/01/37	238,134
100,000	Marina CA Redev Agy Successor Agy Tax Allocation Hsg, Ser B	5.00%	09/01/27	115,610
250,000	Marina CA Redev Agy Successor Agy Tax Allocation Hsg, Ser B	5.00%	09/01/33	283,553
245,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/34	288,919
500,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/44	578,995
100,000	Modesto CA Spl Tax Ref Cmnty Facs Dist # 2004-1 Vlg 1 #2	5.00%	09/01/27	116,050
200,000	Morongo Band of Mission Indians CA Rev Ref, Ser B (a)	5.00%	10/01/42	224,838
250,000	Norco CA Spl Tax Ref Norco Ridge Ranch, BAM	5.00%	09/01/32	304,592
500,000	Oroville CA Rev Oroville Hosp	5.25%	04/01/34	604,955
250,000	Palomar Hlth CA Rev Ref	5.00%	11/01/31	290,978
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$200,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax Ref #2004-1 Sunridge Park Area	5.00%	09/01/25	$233,326
300,000	River Islands CA Pub Fing Auth Spl Tax Ref Cmnty Facs Dist #2003-1	5.38%	09/01/31	324,984
185,000	Riverside CA Unif Sch Dist Fing Auth Spl Tax Ref, BAM	5.00%	09/01/34	214,559
200,000	Sacramento CA Spl Tax Natomas Meadows Cmnty Facs Dist #2007-01 (a)	5.00%	09/01/32	225,520
500,000	Sacramento CA Transient Occupapancy Tax Rev Sub Convention Ctr Complex, Ser C	5.00%	06/01/32	625,395
75,000	San Diego Cnty CA Limited Rev Obligs Ref Sanford Burnham Prebys Med Discovery Institute, Ser A	5.00%	11/01/26	90,488
10,000	San Diego Cnty CA Limited Rev Obligs Ref Sanford Burnham Prebys Med Discovery Institute, Ser A	5.00%	11/01/28	11,988
300,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev, Ser A, AMT	5.00%	05/01/36	368,526
100,000	San Francisco City & Cnty CA Redev Agy Successor Agy Tax Ref Mission Bay N Redev Proj, Ser A	5.00%	08/01/35	118,363
165,000	San Joaquin Hills CA Transprtn Corridor Agy Toll Road Rev Cap Apprec Ref, Ser A, NATL-RE	(d)	01/15/29	126,679
175,000	Simi Vly CA Unif Sch Dist, Ser B	4.00%	08/01/33	201,268
370,000	Simi Vly CA Unif Sch Dist, Ser B	4.00%	08/01/38	413,886
150,000	Soledad CA Unif Sch Dist Premium Cabs Ref Bans	(d)	08/01/21	145,653
150,000	Temecula Vly CA Unif Sch Dist Cmnty Facs Dist #2014-1	5.00%	09/01/32	175,161
400,000	Temecula Vly Unif Sch Dist Fing Auth CA Spl Tax Rev, BAM	5.00%	09/01/34	471,088
500,000	Temescal Vly CA Wtr Dist Spl Tax Terramor Cmnty Facs Dist #4 Impt Area #1	5.00%	09/01/31	575,595
250,000	Tracy CA Cmnty Facs Dist	5.00%	09/01/33	289,503
100,000	W Contra Costa CA Unif Sch Dist Ref, Ser A	5.00%	08/01/31	119,376
15,000	Washington Twp CA Hlth Care Dist Ref, Ser Dt	4.00%	08/01/29	17,192
				30,024,499
	Colorado – 1.5%
500,000	Lanterns Met Dist #1 CO, Ser A	5.00%	12/01/39	517,790
	Florida – 1.6%
225,000	Parkland Preserve Cdd FL Spl Assmnt Rev, Ser A	4.50%	05/01/24	225,878
305,000	Rhodine Road North Cdd FL Spl Assmnt	4.00%	05/01/30	306,714
				532,592
	Georgia – 2.1%
200,000	Floyd Cnty GA Dev Auth Spires Berry Clg Proj, Ser A	5.50%	12/01/28	206,502
250,000	Floyd Cnty GA Dev Auth Spires Berry Clg Proj, Ser A	5.75%	12/01/33	257,365
225,000	Marietta GA Dev Auth Ref Univ Facs Life Univ, Ser A (a)	5.00%	11/01/27	262,789
				726,656
	Guam – 1.4%
100,000	Guam Govt Business Privilage Tax Rev Ref, Ser D	5.00%	11/15/32	111,242
355,000	Guam Govt Business Privilege Tax Rev, Ser B-1	5.00%	01/01/37	370,016
				481,258
	Illinois – 1.3%
195,000	Chicago IL Brd of Edu Ref, Ser F	5.00%	12/01/31	199,239
35,000	Chicago IL Ref, Ser C, CABS	(d)	01/01/22	32,897
105,000	Chicago IL Ref, Ser C, CABS	(d)	01/01/24	92,581
120,000	IL St, Ser A	4.00%	01/01/25	123,338
				448,055

See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Ohio – 0.5%
$160,000	Buckeye OH Tobacco Settlement Fing Auth Asset Bkd Sr Turbo, Ser A-2	5.38%	06/01/24	$158,216
	Puerto Rico – 2.0%
100,000	Puerto Rico Cmwlth Ref Pub Impt, Ser A, AGM	5.00%	07/01/35	104,259
208,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1	4.50%	07/01/34	215,143
322,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(d)	07/01/29	226,755
200,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(d)	07/01/31	126,002
				672,159
	Wisconsin – 0.8%
250,000	Pub Fin Auth WI Rev Sr Md Proton Treatment Ctr, Ser A-1 (a)	6.13%	01/01/33	274,010

Total Investments – 98.8%	33,835,235
(Cost $32,358,222) (e)
Net Other Assets and Liabilities – 1.2%	421,992
Net Assets – 100.0%	$34,257,227
Futures Contracts (See Note 2D - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury 10-Year Notes	Short	3	Sep 2019	$ (382,266)	$94
U.S. Treasury Ultra 10-Year Notes	Short	6	Sep 2019	(827,062)	(4,125)
Total Futures Contracts				$(1,209,328)	$(4,031)

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2019, securities noted as such amounted to $7,207,457 or 21.0% of net assets.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(c)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(d)	Zero coupon bond.
(e)	Aggregate cost for federal income tax purposes was $32,331,174. As of July 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,500,921 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $891. The net unrealized appreciation was $1,500,030. The amounts presented are inclusive of derivative contracts.

AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual
CABS	Capital Appreciation Bonds
NATL-RE	National Public Finance Guarantee Corp.
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2019

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 7/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$ 33,835,235	$ —	$ 33,835,235	$ —
Futures Contracts	94	94	—	—
Total	$ 33,835,329	$ 94	$ 33,835,235	$—
LIABILITIES TABLE
	Total Value at 7/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts	$ (4,125)	$ (4,125)	$ —	$ —

*	See Portfolio of Investments for state and territory breakout.

See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Statement of Assets and Liabilities
July 31, 2019
ASSETS:
Investments, at value (Cost $32,358,222)	$ 33,835,235
Cash	1,693,729
Cash segregated as collateral for open futures contracts	15,096
Receivables:
Interest	304,915
Miscellaneous	6,250
Variation margin	94
Total Assets	35,855,319
LIABILITIES:
Payables:
Investment securities purchased	1,580,327
Investment advisory fees	13,640
Variation margin	4,125
Total Liabilities	1,598,092
NET ASSETS	$34,257,227
NET ASSETS consist of:
Paid-in capital	$ 32,915,388
Par value	6,500
Accumulated distributable earnings (loss)	1,335,339
NET ASSETS	$34,257,227
NET ASSET VALUE, per share	$52.70
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	650,002
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Statement of Operations
For the Year Ended July 31, 2019
INVESTMENT INCOME:
Interest	$ 820,838
Total investment income	820,838
EXPENSES:
Investment advisory fees	152,206
Total expenses	152,206
Fees waived by the investment advisor	(35,125)
Net expenses	117,081
NET INVESTMENT INCOME (LOSS)	703,757
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(79,270)
Futures	(71,398)
Net realized gain (loss)	(150,668)
Net change in unrealized appreciation (depreciation) on:
Investments	1,466,064
Futures	(3,094)
Net change in unrealized appreciation (depreciation)	1,462,970
NET REALIZED AND UNREALIZED GAIN (LOSS)	1,312,302
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 2,016,059

See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Statements of Changes in Net Assets
	Year Ended 7/31/2019	Year Ended 7/31/2018
OPERATIONS:
Net investment income (loss)	$ 703,757	$ 346,594
Net realized gain (loss)	(150,668)	12,457
Net change in unrealized appreciation (depreciation)	1,462,970	(26,674)
Net increase (decrease) in net assets resulting from operations	2,016,059	332,377
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(693,753)
Net investment income		(330,003)
Net realized gain		(8,940)
Total distributions to shareholders	(693,753)	(338,943)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	15,395,461	7,517,177
Cost of shares redeemed	—	—
Net increase (decrease) in net assets resulting from shareholder transactions	15,395,461	7,517,177
Total increase (decrease) in net assets	16,717,767	7,510,611
NET ASSETS:
Beginning of period	17,539,460	10,028,849
End of period	$ 34,257,227	$ 17,539,460
Accumulated net investment income (loss) at end of period		$16,960
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	350,002	200,002
Shares sold	300,000	150,000
Shares outstanding, end of period	650,002	350,002
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended		Period Ended 7/31/2017 (a)
	7/31/2019	7/31/2018
Net asset value, beginning of period	$ 50.11	$ 50.14	$ 50.00
Income from investment operations:
Net investment income (loss)	1.49	1.45	0.10
Net realized and unrealized gain (loss)	2.60	(0.04)	0.14
Total from investment operations	4.09	1.41	0.24
Distributions paid to shareholders from:
Net investment income	(1.50)	(1.40)	(0.10)
Net realized gain	—	(0.04)	—
Return of capital	—	—	(0.00) (b)
Total distributions	(1.50)	(1.44)	(0.10)
Net asset value, end of period	$52.70	$50.11	$50.14
Total return (c)	8.32%	2.83%	0.50%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 34,257	$ 17,539	$ 10,029
Ratio of total expenses to average net assets	0.65%	0.65%	0.65% (d)
Ratio of net expenses to average net assets	0.50%	0.50%	0.50% (d)
Ratio of net investment income (loss) to average net assets	3.01%	2.97%	1.74% (d)
Portfolio turnover rate (e)	69%	91%	22%

(a)	Inception date is June 20, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Amount is less than $0.01.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total return would have been lower if certain fees had not been waived by the investment advisor.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust California Municipal High Income ETF (FCAL)
July 31, 2019
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of fifteen funds that are offering shares. This report covers the First Trust California Municipal High Income ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “FCAL” on The Nasdaq Stock Market LLC (“Nasdaq”). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
The primary investment objective of the Fund is to seek to provide current income that is exempt from regular federal income taxes and California income taxes, and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes and California income taxes. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Notes to Financial Statements (Continued)
First Trust California Municipal High Income ETF (FCAL)
July 31, 2019
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security; and
10)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

Notes to Financial Statements (Continued)
First Trust California Municipal High Income ETF (FCAL)
July 31, 2019
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of July 31, 2019, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of July 31, 2019, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
CA St Muni Fin Auth Chrt Sch Lease Rev Sycamore Academy Proj, 5.38%, 07/01/34	06/14/18	$250,000	$106.21	$253,699	$265,533	0.78%
CA St Sch Fin Auth Chrt Sch Rev Rocketship Pub Schs, Ser G, 5.00%, 06/01/37	12/05/17	$300,000	107.92	313,381	323,748	0.94
				$567,080	$589,281	1.72%
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures” on the Statement of Operations. This daily fluctuation in the value of the contracts is also known as variation margin and is included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $15,096 is shown as “Cash segregated as collateral for open futures contracts” on the Statement of Assets and Liabilities.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

Notes to Financial Statements (Continued)
First Trust California Municipal High Income ETF (FCAL)
July 31, 2019
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended July 31, 2019 and 2018, was as follows:
Distributions paid from:	2019	2018
Ordinary income	$—	$8,924
Long-term capital gains	—	—
Tax-exempt income	693,753	330,019
Return of capital	—	—
As of July 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$3,944
Accumulated capital and other gain (loss)	(168,635)
Net unrealized appreciation (depreciation)	1,500,030
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, the Fund intends to invest in municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Internal Revenue Code.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017, 2018 and 2019 remain open to federal and state audit. As of July 31, 2019, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2019, the Fund had $168,635 of non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2019, the Fund had no net ordinary losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2019, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$(3)	$3	$—

Notes to Financial Statements (Continued)
First Trust California Municipal High Income ETF (FCAL)
July 31, 2019
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
H. New Accounting Pronouncements
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier adoption is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.
On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.65% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust’s Board of Trustees and the Advisor have entered into a Fee Waiver Agreement for the Fund pursuant to which the Advisor contractually agreed to waive management fees of 0.15% of average daily net assets until November 30, 2020. The waiver agreement may be terminated by action of the Trust’s Board of Trustees at any time upon 60 days’ written notice by the Trust on behalf of the Fund or by the Advisor only after November 30, 2020. First Trust does not have the right to recover the fees waived. During the fiscal year ended July 31, 2019, the Advisor waived fees of $35,125.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Notes to Financial Statements (Continued)
First Trust California Municipal High Income ETF (FCAL)
July 31, 2019
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended July 31, 2019, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $32,495,670 and $16,066,482, respectively.
For the fiscal year ended July 31, 2019, the Fund had no in-kind transactions.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at July 31, 2019, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures	Interest Rate Risk	Variation Margin Receivable	$ 94	Variation Margin Payable	$ 4,125
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended July 31, 2019, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures	$(71,398)
Net change in unrealized appreciation (depreciation) on futures	(3,094)
During the fiscal year ended July 31, 2019, the notional value of futures contracts opened and closed were $18,087,938 and $17,390,141, respectively.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). Due to the nature of the Fund’s investments, the Fund’s Creation Units are generally issued and redeemed for cash, although Creation Units may be issued in-kind for securities in which the Fund invests in limited circumstances. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and/or the countries in which the transactions are settled. The Creation Transaction Fee is currently $500 plus ten basis points. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When Creation Units are issued for cash, the Authorized Participant may also be assessed an amount to cover the cost of purchasing portfolio securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a standard redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and/or the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500 plus ten basis points. When shares are redeemed for cash, the Authorized Participant may also be assessed an amount to cover other costs, including operational processing and brokerage costs,

Notes to Financial Statements (Continued)
First Trust California Municipal High Income ETF (FCAL)
July 31, 2019
transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to portfolio securities sold in connection with the redemption.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2020.
8. Borrowings
The Trust, on behalf of the Fund, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV have a $385 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to March 6, 2019, the commitment amount was $360 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended July 31, 2019.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust California Municipal High Income ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund III (the “Trust”), including the portfolio of investments, as of July 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended July 31, 2019 and 2018, and the period from June 20, 2017 (commencement of operations) through July 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended July 31, 2019 and 2018, and the period from June 20, 2017 (commencement of operations) through July 31, 2017, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
September 23, 2019
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust California Municipal High Income ETF (FCAL)
July 31, 2019 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended July 31, 2019, the following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement. The Fund designates the following percentages or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended July 31, 2019:
Federal and State Income Tax	Percentages
Tax-Exempt Interest Dividends	100.00%
Alternative Minimum Tax (AMT)	7.71%
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

Additional Information (Continued)
First Trust California Municipal High Income ETF (FCAL)
July 31, 2019 (Unaudited)
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs

Additional Information (Continued)
First Trust California Municipal High Income ETF (FCAL)
July 31, 2019 (Unaudited)
than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory Agreement
Board Considerations Regarding Approval of Continuation of Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust California Municipal High Income ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2020 at a meeting held on June 2, 2019. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2019 and June 2, 2019, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2019, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 2, 2019 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Municipal Securities Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Municipal Securities Team and noted the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk

Additional Information (Continued)
First Trust California Municipal High Income ETF (FCAL)
July 31, 2019 (Unaudited)
management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2019 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board noted that the Advisor had previously agreed to waive a portion of its unitary fee in an amount equal to 0.15% of the Fund’s average daily net assets until at least November 30, 2019. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund, after taking into account the contractual fee waiver, was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the April 18, 2019 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that there were no other actively-managed ETFs in the Expense Group, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for the one-year period ended December 31, 2018 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median for the one-year period ended December 31, 2018 but underperformed the benchmark index for the one-year period ended December 31, 2018.
On the basis of all the information provided on the unitary fee of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the period from inception through December 31, 2018 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the twelve months ended December 31, 2018. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board also considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust California Municipal High Income ETF (FCAL)
July 31, 2019 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	162	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	162	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	162	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	162	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	162	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust California Municipal High Income ETF (FCAL)
July 31, 2019 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust California Municipal High Income ETF (FCAL)
July 31, 2019 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Municipal High Income ETF (FMHI)

Annual Report
For the Ended
July 31, 2019

First Trust Municipal High Income ETF (FMHI)
Annual Report
July 31, 2019
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Municipal High Income ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Municipal High Income ETF (FMHI)
Annual Letter from the Chairman and CEO
July 31, 2019
Dear Shareholders,
One thing we can all agree on and expect: headline news coming out of Washington, DC continues to influence the financial markets. By late February of 2019, President Trump announced the U.S. was close to a trade deal with China, yet by May 10, existing tariffs on Chinese imports jumped from 10% to 25%. Furthermore, the President’s threat of additional tariffs on the remaining $300 billion in Chinese imports became a reality with his announcement after a Federal Funds rate cut of 0.25% on the last day of July. This led many to wonder if these events could be signaling a recession.
While reticent investors sought cover in “risk-on” assets, calendar year-to-date performances of broad markets as of July 31, 2019, were strong. Both U.S. and world equities, as indicated by the S&P 500® Index and the MSCI All Country World Index, returned 20.24% and 16.57%, respectively. Bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 6.35%, for the same period.
Despite the ongoing bluster of the news cycle, we believe the economy is doing well and productivity growth, due to deregulation and lower taxes on corporate profits, has improved over the last two years.
•	The Consumer Confidence Index of 135.7 for July is strong and at the highest level this year.
•	The U.S. inflation rate hovers near 2%, on average, as it has for the last decade.
•	July’s unemployment rate of 3.7% barely moved from 3.6% in May, which was the lowest level since December of 1969.
Before you head for the exits or reach for the antacids due to the latest political equivocation, keep a balanced perspective in view. Remember, no one can predict the inevitable and expected market fluctuations. Speak periodically with your investment professional, who can provide insight when it comes to investing and discovering opportunities when they arise.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Municipal High Income ETF (FMHI)
The primary investment objective of the First Trust Municipal High Income ETF (the “Fund”) is to provide federally tax-exempt income, and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes (“Municipal Securities”). Municipal Securities are generally issued by or on behalf of states, territories or possessions of the U.S. and the District of Columbia and their political subdivisions, agencies, authorities and other instrumentalities. The Fund invests at least 50% of its net assets in Municipal Securities that are, at the time of investment, rated below investment grade by at least one nationally recognized statistical rating organization, commonly referred to as “high yield” or “junk” bonds. The Fund lists and principally trades its shares on The Nasdaq Stock Market LLC under the ticker symbol “FMHI.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 7/31/19	Inception (11/1/17) to 7/31/19	Inception (11/1/17) to 7/31/19
Fund Performance
NAV	8.05%	6.28%	11.21%
Market Price	8.33%	6.45%	11.52%
Index Performance
Bloomberg Barclays Municipal Bond Index	7.31%	4.44%	7.87%
Blended Benchmark(1)	8.18%	5.95%	10.61%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices that make up the Blended Benchmark do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in each index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

(1)	The Blended Benchmark consists of the following two indexes: 50% of the Bloomberg Barclays High Yield 10-Year Municipal Index (8-12 years) which is comprised of bonds with a final maturity between 8 and 12 years that are part of the Bloomberg Barclays Municipal Bond High Yield Index; and 50% of the Bloomberg Barclays Revenue 10-Year Municipal Index (8-12 years), which is comprised of revenue bonds that have a final maturity between 8 and 12 years that are part of the Bloomberg Barclays Municipal Bond Index. Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the index performance shown. Indexes are unmanaged and an investor cannot invest directly in an index.

Fund Performance Overview (Unaudited) (Continued)
First Trust Municipal High Income ETF (FMHI) (Continued)
Sector Allocation	% of Total Investments (including cash)
Continuing Care Retirement Communities	11.4%
Industrial Development Bond	10.8
Government Obligation Bond - Limited Tax	10.2
Special Assessment	9.7
Hospital	8.7
Education	8.2
Government Obligation Bond - Unlimited Tax	6.1
Insured	3.8
Dedicated Tax	3.7
Gas	3.4
Tobacco	2.9
Higher Education	2.8
Local Housing	2.7
Student Housing	2.5
Other Health	2.2
Tax Increment	2.1
Certificates of Participation	1.6
Water & Sewer	1.5
Toll Road	1.2
Utility	1.1
Airport	0.8
Port	0.2
Cash	2.4
Total	100.0%
Credit Rating(2)	% of Total Investments (including cash)
AAA	0.1%
AA	5.7
A	18.2
BBB	9.7
BB	18.0
B	3.2
Not Rated	42.7
Cash	2.4
Total	100.0%

(2)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Municipal High Income ETF (FMHI) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through July 31, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 2, 2017 (commencement of trading) through July 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/2/17 – 7/31/18	74	0	0	0
8/1/18 – 7/31/19	232	0	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/2/17 – 7/31/18	111	1	0	0
8/1/18 – 7/31/19	19	0	0	0

Portfolio Commentary
First Trust Municipal High Income ETF (FMHI)
Annual Report
July 31, 2019 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the First Trust Municipal High Income ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Portfolio Management Team
Tom Futrell, CFA, Senior Vice President, Senior Portfolio Manager
Johnathan N. Wilhelm, Senior Vice President, Senior Portfolio Manager
The First Trust Municipal Securities Team was formed in September of 2013 and is headed by Tom Futrell, CFA, and Johnathan Wilhelm who serve as senior portfolio managers of the Fund. Messrs. Futrell and Wilhelm have a combined 50+ years of investment experience and prior to joining First Trust, served as portfolio managers of municipal bonds at Nuveen Investments and Performance Trust Investment Advisors. In addition to the Fund, the Team manages/consults for a variety of First Trust investment portfolios and separately managed accounts.
Commentary
The Fund is an actively managed exchange-traded fund. The Fund’s primary investment objective is to provide federally tax-exempt income. The Fund’s secondary investment objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes (“Municipal Securities”). In addition, under normal market conditions, the Fund invests as least 50% of its net assets in Municipal Securities that are rated non-investment grade at the time of purchase and no more than 50% of its net assets in Municipal Securities that at the time of purchase are rated investment grade. This commentary discusses the 12-month market performance and the Fund’s performance for the 12-month period ended July 31, 2019.
Market Recap
For the 12-month period from July 31, 2018 through July 31, 2019, municipal bonds generated a total return of 7.31% as measured by the Bloomberg Barclays Municipal Bond Index (BMBI). During the same period, the Bloomberg Barclays Revenue 10-Year Municipal Index and Bloomberg Barclays High Yield 10-Year Municipal Index produced returns of 8.15% and 8.23%, respectively. By comparison, the Bloomberg Barclays U.S. Treasury Index generated a return of 7.56% during the same period. The following have been major factors in explaining the municipal bond market’s performance:
•	Municipal bonds have experienced robust demand year-to-date through July 31, 2019, a key positive factor driving municipal bond prices higher. According to data gathered by Barclays and the Investment Company Institute, municipal fund flows have totaled approximately $54.8 billion year-to-date 2019, which has set a record for year-to-date fund flows dating back to 1992. We believe that the positive total returns municipal bond investors experienced in 2018, coupled with investor’s realization of the effect the $10,000 State And Local Tax deduction limitation would have on federal income tax payments for high wage earnings has helped drive the demand for tax exempt income in 2019.
•	U.S. Treasury Bond prices have rallied over the past 12 months and municipal bonds followed suit. For instance, the Bloomberg Barclays U.S. Treasury Index yield declined 82 basis points (bps) from 2.83% on July 31, 2018 to 2.01% on July 31, 2019. As a point of reference, the Bloomberg Barclays Municipal Bond Index yield declined 77 bps from 2.66% on July 31, 2018 to 1.89% on July 31, 2019. We believe that weaker global growth statistics coming out of parts of Europe and Asia coupled with dovish global Federal Reserve (the “Fed”) talk coming out of Europe, Asia and the U.S. have been a driving force in the global bond market rally.
•	Total new issue supply year-to-date through July 31 increased 3.2% from $192.4 billion at the end of July 2018 to approximately $198.7 billion through July 2019. Given the large amount of bond calls, sinking fund payments, and bond maturities that have occurred in 2019, it is expected that the municipal bond market will shrink slightly this year, in stark contrast with the U.S. Treasury market.
Performance Analysis
The Fund’s net asset value (“NAV”) and market performance for the 12-month period ended July 31, 2019 was 8.05% and 8.33%, respectively, versus the Bloomberg Barclays Municipal Bond Index return of 7.31%; the Fund’s Blended Benchmark’s return was 8.18%. The Blended Benchmark consists of the following two indexes: 50% of the Bloomberg Barclays High Yield 10-Year Municipal

Portfolio Commentary (Continued)
First Trust Municipal High Income ETF (FMHI)
Annual Report
July 31, 2019 (Unaudited)
Index (8-12 years) which is comprised of bonds with a final maturity between 8 and 12 years that are part of the Bloomberg Barclays Municipal Bond High Yield Index; and, 50% of the Bloomberg Barclays Revenue 10-Year Municipal Index (8-12 years) which is comprised of revenue bonds that have a final maturity between 8 and 12 years that are part of the Bloomberg Barclays Municipal Bond Index.
As of July 31, 2019, the Fund’s market price of $52.63 represented a premium of 0.29% to its NAV of $52.48. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. The distribution paid on July 31, 2019 of $0.15 represents a tax-exempt annualized distribution rate of 3.42% based on the Fund’s closing market price of $52.63 on July 31, 2019. The Fund’s distribution rate is not constant and is subject to change over time based on the performance of the Fund.
Sectors within the municipal market that positively contributed to Fund performance over the 12-month period ending July 31, 2019 included charter schools, senior living facilities, special assessment districts, industrial development bonds, power bonds, utilities, and water and sewer bonds. Sectors that detracted from Fund performance for the same period included transportation and housing bonds. The Fund’s modified duration at July 31, 2019 was 5.81 years versus 5.27 years for the Blended Benchmark. The Fund’s effective duration at July 31, 2019 was 6.54 years. The Fund’s allocation to municipal securities with longer modified durations (6 years and longer) generally did well during the trailing 12-month period. The Fund’s investments in sub-investment grade and non-rated municipal securities generated strong performance for the same period. Investors have increasingly reached for yield lower on the credit spectrum and further out on the yield curve in this environment of low nominal rates, manageable new issue supply and record-setting retail demand. As a result, lower investment grade strategies have generally benefited from credit spread compression, which helps to explain the Fund’s performance relative to the Blended Benchmark over the trailing 12-month period.
Market Outlook
Given that the Fed became increasingly dovish during the first half of 2019, we expect one additional interest rate cut is likely to occur at the Fed’s September 2019 meeting after cutting interest rates by 25 bps at their July meeting, for a total of 50 bps of cuts in 2019. Nevertheless, we expect U.S. Treasury rates will gradually increase during the second half of 2019 as we expect U.S. economic growth to remain relatively healthy and thus support a degree of yield curve steepening by year end. If we are proven wrong in our thesis of a small degree of higher rates on the longer end of the yield curve by year-end, we believe the primary driver of lower rates for longer, in our view, would likely be a combination of slower global growth (i.e., in the Eurozone and parts of Asia) coupled with a failure to make progress in resolving global trade disputes with China and the European Union, both of which could slow U.S. economic growth, employment plus wage growth, and inflation.
Given our expectation for gradually higher yields in the second half of 2019, we continue to position the Fund in the intermediate portion of the yield curve and expect to maintain portfolio duration near the Blended Benchmark (i.e. slightly above to slightly below benchmark duration). Bonds in the intermediate portion of the curve are typically less interest-rate sensitive, benefit from the steeper yield curve slope, and are less sensitive to fund flow changes than bonds maturing in greater than 20+ years. Specifically, we currently favor bonds with maturities of 8-20 years, as well as maintaining a smaller allocation to bonds maturing in 4-7 years.
We favor essential service revenue bond sectors such as charter schools, special assessment bonds, senior living, and hospitals. We are likely to remain underweight corporate backed municipal bonds due to relatively tight spreads and low yields offered by this sector. As part of this underweight, we are likely to be significantly underweight tobacco bonds, which are facing pressure from additional Food and Drug Administration regulation, legislative initiatives at the state and federal level, as well as decreased demand as substitute products to traditional cigarettes multiply.
We expect municipal credit quality to remain broadly stable as trends have been favorable over the past several quarters both in terms of the number of defaulting municipal borrowers as well as credit rating upgrade to downgrade ratios. However, according to Municipal Market Analytics, Inc. data, we note that year-to-date 2019 the number of municipal defaults and impairments have increased year-over-year. We will monitor this trend closely to see if this trend continues. To protect against credit deterioration, we will predominantly invest in projects in which we receive a first mortgage or tax lien, as well as a gross revenue pledge.
While high yield bond spreads are approximately 100 bps tighter than the long-term historical average, we believe that the combination of record setting high yield municipal fund inflows during the first half of 2019 (approximately $10 billion of inflows) coupled with broadly stable credit quality will allow credit spreads to continue to tighten through year-end. With this in mind, we continue to practice the discipline of our investment process where we perform fundamental credit analysis and quantitative total return scenario analysis on individual bonds and the portfolio as a whole, looking for bonds that can provide both high income and attractive total return potential over time.

First Trust Municipal High Income ETF (FMHI)
Understanding Your Fund Expenses
July 31, 2019 (Unaudited)
As a shareholder of the First Trust Municipal High Income ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2019.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (b)
First Trust Municipal High Income ETF (FMHI)
Actual	$1,000.00	$1,065.30	0.55%	$2.82
Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	0.55%	$2.76

(a)	These expense ratios reflect expense waivers. See Note 3 in the Notes to Financial Statements.
(b)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (February 1, 2019 through July 31, 2019), multiplied by 181/365 (to reflect the six-month period).

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments
July 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 97.7%
	Alabama – 1.8%
$500,000	Tuscaloosa Cnty AL Indl Dev Auth Gulf Opportunity Zone Ref Hunt Refining Proj, Ser A (a)	4.50%	05/01/32	$542,690
500,000	Tuscaloosa Cnty AL Indl Dev Auth Gulf Opportunity Zone Ref Hunt Refining Proj, Ser A (a)	5.25%	05/01/44	555,555
				1,098,245
	Arizona – 4.4%
750,000	AZ St Indl Dev Auth Edu Rev Doral Academy Nevada Fire Mesa & Red Rock Campus Proj, Ser A (a)	5.00%	07/15/39	818,790
400,000	AZ St Indl Dev Auth Edu Rev Lone Mountain Campus Proj, Ser A (a)	5.00%	12/15/39	434,716
255,000	AZ St Indl Dev Auth Edu Rev Ref Basis Sch Projs, Ser D (a)	4.00%	07/01/27	269,158
150,000	AZ St Indl Dev Auth Sr Living Rev 2nd Tier Great Lakes Sr Living Cmntys Proj, Ser B	5.00%	01/01/43	164,863
100,000	Phoenix AZ Indl Dev Auth Student Hsg Rev Ref Downtown Phoenix Student Hsg LLC AZ St Univ Proj, Ser A	5.00%	07/01/27	119,516
305,000	Pima Cnty AZ Indl Dev Auth Edu Rev Fac American Leadership Academy Proj (a)	4.00%	06/15/22	310,859
345,000	Tempe AZ Indl Dev Auth Rev Mirabella at ASU Proj, Ser A (a)	5.50%	10/01/27	389,584
200,000	Tempe AZ Indl Dev Auth Rev Mirabella at ASU Proj, Ser A (a)	6.00%	10/01/37	229,112
				2,736,598
	California – 5.1%
450,000	CA St Muni Fin Auth Chrt Sch Rev, Ser A (a)	5.50%	06/01/38	503,365
205,000	CA St Muni Fin Auth Rev Ref Eisenhower Med Ctr, Ser A	5.00%	07/01/32	244,583
250,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Rialto Bioenergy Fac LLC Proj Green Bond, AMT (a)	6.75%	12/01/28	255,283
500,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Rialto Bioenergy Fac LLC Proj Green Bond, AMT (a)	7.50%	12/01/40	516,500
415,000	CA St Stwd Cmntys Dev Auth Clg Hsg Rev NCCD Hooper Street LLC CA Clg of the Arts Projs (a)	5.25%	07/01/39	478,765
550,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (a)	5.00%	12/01/33	643,060
300,000	Morongo Band of Mission Indians CA Rev Ref, Ser B (a)	5.00%	10/01/42	337,257
200,000	Oroville CA Rev Oroville Hosp	5.25%	04/01/34	241,982
				3,220,795
	Colorado – 10.4%
750,000	Aviation Station North Met Dist #2 CO Limited, Ser A	5.00%	12/01/39	782,370
735,000	Broadway Station Met Dist No 2 CO, Ser A	5.00%	12/01/35	772,353
150,000	CO Eductnl & Cultural Auth Rev Ref West Ridge Academy Chrt Sch Proj, Ser A	5.00%	06/01/27	170,149
500,000	Crowfoot Vly Ranch Met Dist #2 CO, Ser A	5.63%	12/01/38	515,080
500,000	Denver CO Intl Business Ctr CO Met Dist #1 Subordinate, Ser B	6.00%	12/01/48	518,165
765,000	Fourth Street Crossing Business Impt Dist CO Sr, Ser A (a)	5.13%	12/01/38	768,374
500,000	Independence Met Dist #3 CO, Ser A	6.25%	12/01/49	517,130
875,000	Lanterns Met Dist #1 CO, Ser A	5.00%	12/01/39	906,132
500,000	North Park Met Dist #1 Spl Rev, Ser A-2	5.13%	12/01/28	530,190
500,000	Park Creek CO Met Dist Rev Ref Sr Limited Property Tax Supported, Ser A	5.00%	12/01/34	577,970
500,000	Trails at Crowfoot Met Dist #3 CO Sr Series, Ser A	5.00%	12/01/39	514,360
				6,572,273
	Connecticut – 2.3%
250,000	Bridgeport CT, Ser A, BAM	5.00%	02/01/31	305,477
250,000	CT St Hlth & Eductnl Facs Auth Rev Quinnipiac Univ Ref, Ser M	5.00%	07/01/36	291,180

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Connecticut (Continued)
$250,000	CT St Hlth & Eductnl Facs Auth Rev Ref Quinnipiac Univ, Ser L	5.00%	07/01/31	$290,998
500,000	Harbor Point CT Infrastructure Impt Dist Spl Oblig Rev Ref Harbor Point Proj Limited (a)	5.00%	04/01/39	558,450
				1,446,105
	Delaware – 1.0%
600,000	Millsboro DE Spl Oblig Ref Plantation Lakes Spl Dev Dist (a)	5.00%	07/01/28	642,048
	Florida – 9.8%
400,000	Capital Region FL Cdd Rev Ref Capital Impt, Ser A-1	4.13%	05/01/23	404,268
140,000	Capital Trust Agy FL Eductnl Facs Rev Viera Chrt Schs Inc Proj, Ser A (a)	5.00%	10/15/37	149,397
1,250,000	FL Dev Fin Corp Surface Tranprtn Fac Rev Ref Virgin Trains USA Passenger Rail Proj, Ser A, AMT (Mandatory put 01/01/29) (a)	6.50%	01/01/49	1,193,137
85,000	Miami-Dade Cnty FL Eductnl Facs Auth Rev Ref Univ Miami, Ser A	5.00%	04/01/31	98,735
700,000	North Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area One	4.50%	05/01/40	698,082
160,000	Orange Cnty FL Hlth Facs Auth Rev Ref Orlando Hlth Inc, Ser A	5.00%	10/01/36	188,122
500,000	Parkland Preserve Cdd FL Spl Assmnt Rev, Ser A	5.25%	05/01/39	501,180
500,000	Pinellas Cnty FL Indl Dev Auth Indl Dev Rev 2017 Fdtn For Global Understanding Inc. Proj	5.00%	07/01/39	569,655
250,000	SE Overtown Park W Cmnty Redev Agy FL Tax, Ser A-1 (a)	5.00%	03/01/30	280,982
500,000	Shell Point Cmnty Dev Dist FL Spl Assmnt (a)	5.25%	11/01/39	524,200
250,000	Stoneybrook FL S Cdd Spl Assmnt 2019 Assmnt Area South At Championsgate	3.50%	06/15/24	252,292
310,000	Stoneybrook FL S Cdd Spl Assmnt 2019 Assmnt Area South At Championsgate	4.00%	06/15/30	317,403
255,000	Trout Creek Cdd FL Capital Impt Rev (b)	5.38%	05/01/38	270,596
250,000	Villamar Cdd FL Spl Assmnt (b)	4.00%	05/01/29	249,988
440,000	W Vlgs FL Impt Dist Spl Assmt Unit Dev #7 Master Infrastructure	4.25%	05/01/29	449,099
				6,147,136
	Georgia – 1.8%
250,000	Floyd Cnty GA Dev Auth Spires Berry Clg Proj, Ser A	5.50%	12/01/28	258,128
300,000	Floyd Cnty GA Dev Auth Spires Berry Clg Proj, Ser A	5.75%	12/01/33	308,838
55,000	Fulton Cnty GA Rsdl Care Facs Elderly Auth Retmnt Fac Rev Ref Lenbrook Sq Fdtn Inc	5.00%	07/01/31	61,105
400,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A	5.00%	05/15/30	494,388
				1,122,459
	Guam – 0.8%
250,000	Guam Govt Business Privilege Tax Rev Ref, Ser-D	5.00%	11/15/35	275,405
235,000	Guam Govt Business Privilege Tax Rev, Ser B-1	5.00%	01/01/37	244,941
				520,346
	Idaho – 0.8%
300,000	ID St Hlth Facs Auth Rev Ref Vly Vista Care Corp, Ser A	4.00%	11/15/27	309,867
200,000	ID St Hlth Facs Auth Rev Ref Vly Vista Care Corp, Ser A	5.00%	11/15/32	213,104
				522,971
	Illinois – 8.5%
275,000	Chicago IL Brd of Edu Cap Apprec Sch Reform, Ser B-1, NATL-RE	(c)	12/01/22	253,839
230,000	Chicago IL Brd of Edu Proj, Ser C	5.25%	12/01/39	247,436
300,000	Chicago IL Brd of Edu Ref Dedicated, Ser C	5.00%	12/01/30	340,956
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Illinois (Continued)
$855,000	Chicago IL Brd of Edu Ref, Ser F	5.00%	12/01/31	$873,588
100,000	Chicago IL Brd of Edu, Ser A	5.50%	12/01/39	104,531
400,000	Chicago IL O’Hare Intl Arpt Rev Ref Sr Lien, Ser A, AMT	5.00%	01/01/37	479,884
400,000	Chicago IL Ref 2003B	5.25%	01/01/29	446,660
20,000	Chicago IL Ref, Ser C	5.00%	01/01/25	21,126
385,000	Chicago IL Ref, Ser C, CABS	(c)	01/01/25	328,740
450,000	Hillside IL Tax Incr Rev Ref	5.00%	01/01/24	467,577
100,000	IL St	5.00%	04/01/24	110,152
200,000	IL St	5.00%	06/01/27	225,936
250,000	IL St Fin Auth Chrt Sch Rev Ref & Impt Chicago Intl Chrt Sch Proj	5.00%	12/01/30	287,960
250,000	IL St Fin Auth Chrt Sch Rev Ref & Impt Chicago Intl Chrt Sch Proj	5.00%	12/01/31	286,687
15,000	IL St Fin Auth Rev Ref Lifespace Cmntys, Ser A	5.00%	05/15/24	16,844
230,000	IL St Fin Auth Student Hsg & Academic Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/26	267,334
545,000	IL St, Ser D	5.00%	11/01/24	601,784
				5,361,034
	Indiana – 4.0%
250,000	Fort Wayne IN Mf Hsg Rev Silver Birch at Cook Road (a)	5.30%	01/01/32	262,340
665,000	IN St Fin Auth Hosp Rev Goshen Hlth, Ser A	4.00%	11/01/37	728,201
200,000	IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Academy Proj, Ser A (d)	5.25%	07/01/28	213,846
10,000	IN St Fin Auth Rev Greencroft Oblig Grp, Ser A	5.00%	11/15/23	10,757
600,000	Plainfield IN Mf Hsg Rev Glasswater Creek Proj	5.38%	09/01/38	616,710
700,000	Terre Haute IN Mf Hsg Rev Silver Birch of Terre Haute Proj	5.10%	01/01/32	709,989
				2,541,843
	Iowa – 1.0%
95,000	IA St Fin Auth Rev Lifespace Cmntys Inc, Ser A	5.00%	05/15/32	106,962
490,000	IA St Fin Auth Sr Hsg Rev Northcrest Inc Proj, Ser A	5.00%	03/01/28	543,567
				650,529
	Kansas – 0.5%
300,000	Wichita KS Hlth Care Facs Rev Ref Presbyterian Manors, Ser I	5.00%	05/15/28	327,576
	Louisiana – 0.4%
200,000	Monroe LA Wtr Rev, BAM	5.00%	11/01/32	246,236
	Maryland – 0.4%
250,000	Howard Cnty MD Retmnt Cmnty Rev Ref Columbia Vantage House Corp	5.00%	04/01/36	271,850
	Massachusetts – 3.1%
500,000	MA St Dev Fin Agy Rev Linden Ponds Inc Fac (a)	5.00%	11/15/28	564,370
500,000	MA St Dev Fin Agy Rev Ref Atrius Hlth, Ser A	5.00%	06/01/39	595,650
620,000	MA St Dev Fin Agy Rev Ref Lawrence General Hosp	5.00%	07/01/26	714,166
50,000	MA St Federal Highway Ref Subordinate Rev, Ser A	5.00%	06/15/24	57,314
				1,931,500
	Michigan – 1.5%
300,000	Detroit MI Downtown Dev Auth Tax Increment Rev Ref Catalyst Dev Proj, Ser A, AGM	5.00%	07/01/31	338,589
500,000	Great Lakes MI Wtr Auth Wtr Sply Sys Rev Ref Second Lien, Ser D	5.00%	07/01/36	584,445
				923,034

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Minnesota – 1.3%
$350,000	Duluth MN Indep Sch Dist #709 Cops Ref, Ser B	5.00%	02/01/28	$434,717
150,000	Minneapolis MN Student Hsg Rev Riverton Cmnty Hsg Proj (a)	3.80%	08/01/27	155,697
105,000	Saint Paul MN Hsg & Redev Auth Chrt Sch Lease Rev Ref, Ser A	5.00%	12/01/30	114,675
100,000	Saint Paul MN Hsg & Redev Auth Mf Hsg Rev Pioneer Press Apts Proj, Ser B (Mandatory put 11/01/20) (a)	3.38%	05/01/21	100,015
				805,104
	Missouri – 0.2%
80,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs	5.00%	02/01/35	87,270
10,000	MO St Hlth & Eductnl Facs Auth Med Research Lutheran Svcs, Ser A	5.00%	02/01/29	11,472
				98,742
	Montana – 0.6%
350,000	Missoula MT Wtr Sys Rev, Ser A	4.00%	07/01/37	391,395
	Nevada – 0.9%
315,000	Carson City NV Hosp Rev Ref Carson Tahoe Regl Med Ctr, Ser A	5.00%	09/01/25	371,256
210,000	North Las Vegas NV Local Impt Valley Vista Spl Impt Dist #64	4.00%	06/01/29	218,459
				589,715
	New Hampshire – 1.3%
715,000	NH St Hlth & Edu Facs Auth Rev Ref Sthrn NH Med Ctr	5.00%	10/01/37	824,896
	New Jersey – 3.0%
100,000	NJ St Econ Dev Auth Spl Fac Rev Ref Port Newark Container Terminal LLC Proj, AMT	5.00%	10/01/25	115,401
625,000	NJ St Transprtn Trust Fund Auth Cap Apprec Transn Sys, Ser C, AMBAC	(c)	12/15/25	545,000
500,000	NJ St Transprtn Trust Fund Auth Ref Transptrn Sys, Ser A	5.00%	12/15/30	598,040
500,000	Tobacco Settlement Fing Corp NJ Ref, Ser A	5.00%	06/01/27	602,795
				1,861,236
	New York – 1.1%
505,000	Build NYC Resource Corp NY Sol Wst Disp Rev Ref Pratt Paper Inc Proj, AMT (a)	5.00%	01/01/35	554,071
100,000	Westchester Co NY Local Dev Corp Rev Ref Miriam Osborn Memorial Home Assn Proj	5.00%	07/01/34	116,492
				670,563
	Ohio – 4.5%
710,000	Buckeye OH Tobacco Settlement Fing Auth Asset Bkd Sr Turbo, Ser A-2	5.13%	06/01/24	696,190
530,000	Buckeye OH Tobacco Settlement Fing Auth Asset Bkd Sr Turbo, Ser A-2	5.38%	06/01/24	524,090
500,000	Cleveland-Cuyahoga Cnty OH Port Auth Cultural Fac Rev Ref Playhouse Sq Fdtn Proj	5.00%	12/01/28	557,225
225,000	Lancaster OH Port Auth Gas Rev Ref, Ser A (Mandatory put 02/01/25)	5.00%	08/01/49	263,030
750,000	OH St Air Quality Dev Auth Exempt Facs Rev, AMT (a)	5.00%	07/01/49	806,820
				2,847,355
	Oklahoma – 0.5%
125,000	Comanche Cnty OK Hosp Auth Rev Ref	5.00%	07/01/29	137,098
150,000	OK St Dev Fin Auth Hlthsys Rev Ou Medicine Proj, Ser B	5.00%	08/15/26	178,570
				315,668
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Oregon – 0.6%
$290,000	Clackamas Cnty OR Hosp Fac Auth Rev Mary’s Woods At Marylhurst Inc Proj, Ser A	5.00%	05/15/26	$328,289
25,000	Multnomah Cnty OR Hosp Facs Auth Rev Ref Terwilliger Plaza	5.00%	12/01/20	25,685
				353,974
	Pennsylvania – 5.3%
300,000	Allegheny Cnty PA Hosp Dev Auth Ref Allegheny Hlth Network Obligated Grp Issue, Ser A	5.00%	04/01/32	362,433
100,000	Chester Cnty PA Indl Dev Auth Renaissance Academy Chrt Sch	5.00%	10/01/34	109,348
250,000	Lancaster Cnty PA Hosp Auth Hlthcare Facs Rev Moravian Manors Inc Proj, Ser A	5.00%	06/15/28	290,513
515,000	Lancaster Cnty PA Hosp Auth Hlthcare Facs Rev Moravian Manors Inc Proj, Ser A	5.00%	06/15/31	591,086
440,000	Lancaster Cnty PA Hosp Auth Ref United Zion Retmnt Cmnty, Ser A	5.00%	12/01/32	477,312
750,000	Montgomery Cnty PA Hgr Edu & Hlth Auth Ref Thomas Jefferson Univ Proj	4.00%	09/01/36	830,092
350,000	PA St Turnpike Commission Oil Franchise Tax Rev Ref Sub, Ser B	5.00%	12/01/30	417,785
10,000	PA St Turnpike Commission Turnpike Rev Ref Sub, Ser B	5.00%	06/01/39	11,483
215,000	Philadelphia PA Auth For Indl Dev Revs Kipp Philadelphia Chrt Sch Proj, Ser A	5.00%	04/01/36	229,661
				3,319,713
	Puerto Rico – 2.2%
250,000	Puerto Rico Cmwlth Ref Pub Impt, Ser A, AGM	5.00%	07/01/35	260,648
303,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1	4.50%	07/01/34	313,405
1,327,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(c)	07/01/31	836,023
				1,410,076
	South Carolina – 1.5%
230,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	5.00%	12/01/31	240,352
500,000	SC St Jobs Econ Dev Auth Hlth Facs Rev Ref Lutheran Homes of SC Inc	5.00%	05/01/37	539,400
135,000	SC St Jobs Econ Dev Auth Hlth Facs Rev Ref Lutheran Homes of SC Inc	5.00%	05/01/42	144,373
				924,125
	Tennessee – 3.1%
25,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Student Hsg CDFI Phase I	5.00%	10/01/23	28,232
440,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Lipscomb Univ Proj, Ser A	5.00%	10/01/36	534,556
500,000	TN St Energy Acquisition Corp Gas Rev Proj, Ser A (Mandatory put 05/01/23)	4.00%	05/01/48	537,720
730,000	TN St Energy Acquisition Corp Gas Rev, Ser A	5.25%	09/01/26	875,270
				1,975,778
	Texas – 7.5%
50,000	Centrl TX Regl Mobility Auth Rev Ref Sub Lien	5.00%	01/01/33	54,756
500,000	Hackberry TX Spl Assmnt Rev Rivendale Lake Pub Impt Dist #2 Phases 4-6 Proj	4.13%	09/01/27	510,700
420,000	Harris-Brazoria Cntys TX Muni Utility Dist #509, AGM	3.00%	09/01/32	424,481
500,000	Hidalgo Cnty TX Drain Dist #1	4.00%	09/01/33	559,315

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$250,000	Kyle TX Spl Assmnt Rev 6 Creeks Pid #1 (d)	4.13%	09/01/29	$253,628
525,000	La Vernia TX Hgr Edu Fin Corp Edu Rev Meridian World Sch (a)	4.35%	08/15/25	542,729
545,000	Leander TX Spl Assmnt Rev Crystal Springs Pub Impt Dist Proj Accd Inv (d)	4.50%	09/01/28	551,093
600,000	Lower Colorado River TX Auth Transmission Contract Rev Ref LCRA Transmission Svcs Corp Proj	5.00%	05/15/37	720,342
285,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Longhorn Vlg Proj	5.00%	01/01/32	311,893
500,000	New Hope Cultural Edu Facs Fin Corp TX Student Hsg Rev Chf TX A&M Univ Corpus Christi Island Campus Proj, Ser A	5.00%	04/01/25	538,210
250,000	TX St Transprtn Commission Central TX Turnpike Sys Rev Ref, Ser B	5.00%	08/15/37	282,985
				4,750,132
	Utah – 0.9%
500,000	UT St Transit Auth Sales Tax Rev Ref Sub, Ser A	5.00%	06/15/35	580,800
	Virginia – 0.9%
500,000	Norfolk VA Redev & Hsg Auth Rev Ft Norfolk Retmnt Cmnty Harbors Edge Proj, Ser A	5.00%	01/01/34	548,445
	Washington – 1.5%
600,000	Kalispel Tribe of Indians Priority Dist WA Rev, Ser A (a)	5.00%	01/01/32	669,252
230,000	WA St Hlth Care Facs Auth Ref Fred Hutchinson Cancer Research Ctr	5.00%	01/01/26	272,879
				942,131
	Wisconsin – 3.2%
500,000	Pub Fin Auth WI Chrt Sch Rev Limited American Prep Academy Las Vegas Proj, Ser A (a)	4.20%	07/15/27	529,560
160,000	Pub Fin Auth WI Eductnl Rev Piedmont Cmnty Chrt Sch	5.00%	06/15/27	188,160
455,000	Pub Fin Auth WI Retmnt Fac Rev Ref Whitestone Retmnt Facs 1st Mortgage Rev Bonds (a)	4.00%	03/01/27	481,522
750,000	Pub Fin Auth WI Rev Sr Md Proton Treatment Ctr, Ser A-1 (a)	6.13%	01/01/33	822,030
				2,021,272

Total Investments – 97.7%	61,513,698
(Cost $59,098,248) (e)
Net Other Assets and Liabilities – 2.3%	1,465,203
Net Assets – 100.0%	$62,978,901
Futures Contracts (See Note 2D - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury 10-Year Notes	Short	8	Sep 2019	$(1,019,375)	$(1,156)
U.S. Treasury Ultra 10-Year Notes	Short	12	Sep 2019	(1,654,125)	(9,375)
Total Futures Contracts				$(2,673,500)	$(10,531)

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2019

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2019, securities noted as such amounted to $15,889,688 or 25.2% of net assets.
(b)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(c)	Zero coupon bond.
(d)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(e)	Aggregate cost for federal income tax purposes was $59,040,752. As of July 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,486,996 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $24,581. The net unrealized appreciation was $2,462,415. The amounts presented are inclusive of derivative contracts.

AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual
CABS	Capital Appreciation Bonds
NATL-RE	National Public Finance Guarantee Corp.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 7/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$ 61,513,698	$ —	$ 61,513,698	$ —
LIABILITIES TABLE
	Total Value at 7/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts	$ (10,531)	$ (10,531)	$ —	$ —

*	See Portfolio of Investments for state breakout.

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Statement of Assets and Liabilities
July 31, 2019
ASSETS:
Investments, at value (Cost $59,098,248)	$ 61,513,698
Cash	1,520,767
Cash segregated as collateral for open futures contracts	35,018
Interest receivable	505,022
Total Assets	63,574,505
LIABILITIES:
Payables:
Investment securities purchased	556,540
Investment advisory fees	28,533
Variation margin	10,531
Total Liabilities	595,604
NET ASSETS	$62,978,901
NET ASSETS consist of:
Paid-in capital	$ 60,608,739
Par value	12,000
Accumulated distributable earnings (loss)	2,358,162
NET ASSETS	$62,978,901
NET ASSET VALUE, per share	$52.48
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	1,200,002
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Statement of Operations
For the Year Ended July 31, 2019
INVESTMENT INCOME:
Interest	$ 1,613,467
Total investment income	1,613,467
EXPENSES:
Investment advisory fees	283,088
Total expenses	283,088
Fees waived by the investment advisor	(60,662)
Net expenses	222,426
NET INVESTMENT INCOME (LOSS)	1,391,041
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	101,007
Futures	(167,921)
Net realized gain (loss)	(66,914)
Net change in unrealized appreciation (depreciation) on:
Investments	2,227,367
Futures	(8,890)
Net change in unrealized appreciation (depreciation)	2,218,477
NET REALIZED AND UNREALIZED GAIN (LOSS)	2,151,563
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 3,542,604

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Statements of Changes in Net Assets
	Year Ended 7/31/2019	Period Ended 7/31/2018 (a)
OPERATIONS:
Net investment income (loss)	$ 1,391,041	$ 537,833
Net realized gain (loss)	(66,914)	(28,303)
Net change in unrealized appreciation (depreciation)	2,218,477	186,442
Net increase (decrease) in net assets resulting from operations	3,542,604	695,972
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,351,287)
Net investment income		(529,127)
Return of capital	(103,717)	—
Total distributions to shareholders	(1,455,004)	(529,127)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	38,221,517	27,510,133
Cost of shares redeemed	(5,007,194)	—
Net increase (decrease) in net assets resulting from shareholder transactions	33,214,323	27,510,133
Total increase (decrease) in net assets	35,301,923	27,676,978
NET ASSETS:
Beginning of period	27,676,978	—
End of period	$ 62,978,901	$ 27,676,978
Accumulated net investment income (loss) at end of period		$8,507
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	550,002	—
Shares sold	750,000	550,002
Shares redeemed	(100,000)	—
Shares outstanding, end of period	1,200,002	550,002

(a)	Inception date is November 1, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Financial Highlights
For a share outstanding throughout each period
	Year Ended 7/31/2019	Period Ended 7/31/2018 (a)
Net asset value, beginning of period	$ 50.32	$ 50.00
Income from investment operations:
Net investment income (loss)	1.69	1.15
Net realized and unrealized gain (loss)	2.27	0.30
Total from investment operations	3.96	1.45
Distributions paid to shareholders from:
Net investment income	(1.67)	(1.13)
Return of capital	(0.13)	—
Total distributions	(1.80)	(1.13)
Net asset value, end of period	$52.48	$50.32
Total return (b)	8.05%	2.93%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 62,979	$ 27,677
Ratio of total expenses to average net assets	0.70%	0.70% (c)
Ratio of net expenses to average net assets	0.55%	0.55% (c)
Ratio of net investment income (loss) to average net assets	3.44%	3.13% (c)
Portfolio turnover rate (d)	71%	74%

(a)	Inception date is November 1, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Municipal High Income ETF (FMHI)
July 31, 2019
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of fifteen funds that are offering shares. This report covers the First Trust Municipal High Income ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “FMHI” on The Nasdaq Stock Market LLC (“Nasdaq”). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
The primary investment objective of the Fund is to provide federally tax-exempt income, and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2019
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security; and
10)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2019
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of July 31, 2019, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of July 31, 2019, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Academy Proj, Ser A, 5.25%, 07/01/28	8/31/18	$200,000	$106.92	$202,114	$213,846	0.34%
Kyle TX Spl Assmnt Rev 6 Creeks Pid #1, 4.13%, 09/01/29	5/8/19	250,000	101.45	250,000	253,628	0.40
Leander TX Spl Assmnt Rev Crystal Springs Pub Impt Dist Proj Accd Inv, 4.50%, 09/01/28	5/4/18	545,000	101.12	539,936	551,093	0.88
				$992,050	$1,018,567	1.62%
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures” on the Statement of Operations. This daily fluctuation in the value of the contracts is also known as variation margin and is included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $35,018 is shown as “Cash segregated as collateral for open futures contracts” on the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2019
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended July 31, 2019 and 2018, was as follows:
Distributions paid from:	2019	2018
Ordinary income	$17	$—
Capital gains	—	—
Tax-exempt income	1,351,270	529,127
Return of capital	103,717	—
As of July 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(104,253)
Net unrealized appreciation (depreciation)	2,462,415
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, the Fund intends to invest in such municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Internal Revenue Code.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2018 and 2019 remain open to federal and state audit. As of July 31, 2019, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2019, the Fund had $104,253 of non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2019, the Fund had no net ordinary losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2019
Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2019, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$(718)	$718	$—
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
H. New Accounting Pronouncements
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier adoption is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.
On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.70% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust’s Board of Trustees and the Advisor have entered into a Fee Waiver Agreement for the Fund pursuant to which the Advisor contractually agreed to waive management fees of 0.15% of average daily net assets until November 30, 2020. The waiver agreement may be terminated by action of the Trust’s Board of Trustees at any time upon 60 days’ written notice by the Trust on behalf of the Fund or by the Advisor only after November 30, 2020. First Trust does not have the right to recover the fees waived. During the fiscal year ended July 31, 2019, the Advisor waived fees of $60,662.

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2019
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended July 31, 2019, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $60,132,067 and $28,115,322, respectively.
For the fiscal year ended July 31, 2019, the Fund had no in-kind transactions.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at July 31, 2019, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures	Interest Rate Risk	Variation Margin Receivable	$ —	Variation Margin Payable	$ 10,531
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended July 31, 2019, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures	$(167,921)
Net change in unrealized appreciation (depreciation) on futures	(8,890)
During the fiscal year ended July 31, 2019, the notional value of futures contracts opened and closed were $33,420,578 and $31,518,625, respectively.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). Due to the nature of the Fund’s investments, the Fund’s Creation Units are generally issued and redeemed for cash, although Creation Units may be issued in-kind for securities in which the Fund invests in limited circumstances. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and/or the countries in which the transactions are settled. The Creation Transaction Fee is currently $500 plus ten basis points. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When Creation Units are issued for cash, the Authorized Participant may also be assessed an amount to cover the cost of purchasing portfolio

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2019
securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a standard redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and/or the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500 plus ten basis points. When shares are redeemed for cash, the Authorized Participant may also be assessed an amount to cover other costs, including operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to portfolio securities sold in connection with the redemption.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2020.
8. Borrowings
The Trust, on behalf of the Fund, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV have a $385 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to March 6, 2019, the commitment amount was $360 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended July 31, 2019.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Municipal High Income ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund III (the “Trust”), including the portfolio of investments, as of July 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and the period from November 1, 2017 (commencement of operations) through July 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from November 1, 2017 (commencement of operations) through July 31, 2018, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
September 23, 2019
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Municipal High Income ETF (FMHI)
July 31, 2019 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended July 31, 2019, the following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement. The Fund designates the following percentages or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended July 31, 2019:
Federal and State Income Tax	Percentages
Tax-Exempt Interest Dividends	100.00%
Alternative Minimum Tax (AMT)	5.28%
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

Additional Information (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2019 (Unaudited)
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs

Additional Information (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2019 (Unaudited)
than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory Agreement
Board Considerations Regarding Approval of Continuation of Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Municipal High Income ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2020 at a meeting held on June 2, 2019. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2019 and June 2, 2019, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2019, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 2, 2019 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Municipal Securities Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Municipal Securities Team and noted the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk

Additional Information (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2019 (Unaudited)
management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2019 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board noted that the Advisor had previously agreed to waive a portion of its unitary fee in an amount equal to 0.15% of the Fund’s average daily net assets until at least November 30, 2019. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund, after taking into account the contractual fee waiver, was below the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the April 18, 2019 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that there were only three other actively-managed ETFs in the Expense Group, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for the one-year period ended December 31, 2018 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median for the one-year period ended December 31, 2018 but underperformed the benchmark index for the one-year period ended December 31, 2018.
On the basis of all the information provided on the unitary fee of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the period from inception through December 31, 2018 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the twelve months ended December 31, 2018. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board also considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust Municipal High Income ETF (FMHI)
July 31, 2019 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	162	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	162	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	162	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	162	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	162	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2019 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Municipal High Income ETF (FMHI)
July 31, 2019 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Short Duration Managed Municipal ETF (FSMB)

First Trust Ultra Short Duration Municipal ETF (FUMB)

Annual Report
For the Period
November 1, 2018
(Commencement of
Operations) through
July 31, 2019

First Trust Exchange-Traded Fund III
Annual Report
July 31, 2019

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of each Fund, you may obtain an understanding of how the market environment affected each Fund’s performance. The statistical information that follows may help you understand each Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund III
Annual Letter from the Chairman and CEO
July 31, 2019
Dear Shareholders,
One thing we can all agree on and expect: headline news coming out of Washington, DC continues to influence the financial markets. By late February of 2019, President Trump announced the U.S. was close to a trade deal with China, yet by May 10, existing tariffs on Chinese imports jumped from 10% to 25%. Furthermore, the President’s threat of additional tariffs on the remaining $300 billion in Chinese imports became a reality with his announcement after a Federal Funds rate cut of 0.25% on the last day of July. This led many to wonder if these events could be signaling a recession.
While reticent investors sought cover in “risk-on” assets, calendar year-to-date performances of broad markets as of July 31, 2019, were strong. Both U.S. and world equities, as indicated by the S&P 500® Index and the MSCI All Country World Index, returned 20.24% and 16.57%, respectively. Bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 6.35%, for the same period.
Despite the ongoing bluster of the news cycle, we believe the economy is doing well and productivity growth, due to deregulation and lower taxes on corporate profits, has improved over the last two years.
•	The Consumer Confidence Index of 135.7 for July is strong and at the highest level this year.
•	The U.S. inflation rate hovers near 2%, on average, as it has for the last decade.
•	July’s unemployment rate of 3.7% barely moved from 3.6% in May, which was the lowest level since December of 1969.
Before you head for the exits or reach for the antacids due to the latest political equivocation, keep a balanced perspective in view. Remember, no one can predict the inevitable and expected market fluctuations. Speak periodically with your investment professional, who can provide insight when it comes to investing and discovering opportunities when they arise.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Short Duration Managed Municipal ETF (FSMB)
The investment objective of First Trust Short Duration Managed Municipal ETF (the “Fund”) is to seek to provide federally tax-exempt income consistent with capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. The Fund’s investment advisor seeks to construct a portfolio that has a weighted average duration of 1-3 years. The Fund lists and principally trades its shares on NYSE Arca, Inc. under the ticker symbol “FSMB.”
Performance
Cumulative Total Returns
Inception (11/1/18) to 7/31/19
Fund Performance
NAV	3.98%
Market Price	3.93%
Index Performance
Bloomberg Barclays Municipal Short (1-5) Year Index	4.24%
(See Notes to Fund Performance Overview Page 7.)
Sector Allocation	% of Total Investments (including cash)
Insured	13.2%
Continuing Care Retirement Communities	12.6
Gas	10.6
Hospital	8.8
Government Obligation Bond - Unlimited Tax	8.5
Dedicated Tax	7.9
Special Assessment	6.6
Water & Sewer	5.3
Education	3.7
Student Housing	3.3
Local Housing	3.1
Airport	2.8
Government Obligation Bond - Limited Tax	2.6
Mass Transit	2.2
Certificates of Participation	2.2
Higher Education	1.9
Tax Increment	1.1
Industrial Development Bond	1.0
Toll Road	1.0
Cash	1.6
Total	100.0%

Credit Quality(1)	% of Total Investments (including cash)
AAA	4.7%
AA	15.4
A	25.4
BBB	30.3
BB	3.5
Not Rated	14.3
SP-1/MIG1 (short-term)	4.8
Cash	1.6
Total	100.0%

(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Short Duration Managed Municipal ETF (FSMB) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through July 31, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 2, 2018 (commencement of trading) through July 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/2/18 – 7/31/19	60	0	1	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/2/18 – 7/31/19	124	0	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Ultra Short Duration Municipal ETF (FUMB)
The investment objective of First Trust Ultra Short Duration Municipal ETF (the “Fund”) is to seek to provide federally tax-exempt income consistent with capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. Under normal market conditions, the weighted average duration of the Fund’s portfolio is expected to be less than one year. The Fund lists and principally trades its shares on NYSE Arca, Inc. under the ticker symbol “FUMB.”
Performance
Cumulative Total Returns
Inception (11/1/18) to 7/31/19
Fund Performance
NAV	1.75%
Market Price	1.75%
Index Performance
Bloomberg Barclays Municipal Short-Term Index	1.63%
(See Notes to Fund Performance Overview Page 7.)
Sector Allocation	% of Total Investments (including cash)
Government Obligation Bond - Limited Tax	12.8%
Hospital	12.4
Government Obligation Bond - Unlimited Tax	12.4
Industrial Development Bond	10.6
Gas	8.7
Insured	7.8
Certificates of Participation	7.6
Higher Education	5.3
Dedicated Tax	4.5
Local Housing	3.8
Mass Transit	3.6
Education	2.5
Continuing Care Retirement Communities	2.4
Water & Sewer	2.1
Housing	1.3
Student Housing	1.2
Special Assessment	1.1
Cash	(0.1)
Total	100.0%
Credit Quality(1)	% of Total Investments (including cash)
AAA	8.9%
AA	24.9
A	26.4
BBB	21.4
Not Rated	5.1
SP-1+ (short-term)	5.2
SP-1/MIG1 (short-term)	8.2
Cash	(0.1)
Total	100.0%

(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Ultra Short Duration Municipal ETF (FUMB) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through July 31, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 2, 2018 (commencement of trading) through July 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/2/18 – 7/31/19	51	0	1	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/2/18 – 7/31/19	133	0	0	0

(1)The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Notes to Fund Performance Overview (Unaudited)
Total returns for the period since inception are calculated from the inception date of each Fund. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Commentary
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2019 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the Funds. First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund.
Portfolio Management Team
Tom Futrell, CFA, Senior Vice President, Senior Portfolio Manager
Johnathan N. Wilhelm, Senior Vice President, Senior Portfolio Manager
The First Trust Municipal Securities Team was formed in September of 2013 and is headed by Tom Futrell, CFA, and Johnathan Wilhelm who serve as senior portfolio managers of the Funds. Messrs. Futrell and Wilhelm have a combined 50+ years of investment experience and prior to joining First Trust, served as portfolio managers of municipal bonds at Nuveen Investments and Performance Trust Investment Advisors. In addition to the Funds, the team manages/consults for a variety of First Trust investment portfolios and separately managed accounts.
Commentary
First Trust Short Duration Managed Municipal ETF (“FSMB” or the “Fund”)
The First Trust Short Duration Managed Municipal ETF is an actively managed exchange-traded fund. The Fund seeks to provide federally tax-exempt income consistent with capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. The Fund’s focus is on the short portion of the municipal yield curve with a weighted average duration of one to three years and an investment orientation focused on investment grade securities. Under normal market conditions, the Fund will invest at least 65% of its net assets in municipal bonds that are investment grade rated at the time of purchase or that are unrated but deemed by the Fund’s advisor to be of comparable quality. The Fund may invest up to 35% of its net assets in municipal securities rated below investment grade (or if unrated, are determined by the Fund’s investment advisor to be of comparable quality, commonly referred to as “high yield” or “junk” bonds). This commentary discusses the market performance and the Fund’s performance from the Fund’s inception date of November 1, 2018 through July 31, 2019.
Market Recap
For the period from the Fund’s inception date of November 1, 2018 through July 31, 2019, municipal bonds generated a total return of 8.50% as measured by the Bloomberg Barclays Municipal Bond Index (BMBI). By comparison, the Bloomberg Barclays U.S. Treasury Index generated a total return of 8.15% during the same period. During the same period, the Bloomberg Barclays Municipal Short (1-5) Year Index produced a total return of 4.24%. The following have been major factors in explaining the municipal bond market’s performance:
•	Municipal bonds have experienced robust demand year-to-date through July 31, 2019, a key positive factor driving municipal bond prices higher. According to data gathered by Barclays and the Investment Company Institute, municipal fund flows have totaled approximately $54.8 billion year-to-date 2019, which has set a record for year-to-date fund flows dating back to 1992. We believe that the positive total returns municipal bond investors experienced in 2018, coupled with investor’s realization of the effect the $10,000 State And Local Tax (“SALT”) deduction limitation would have on federal income tax payments for high wage earnings have helped drive the demand for tax exempt income in 2019.
•	U.S. Treasury Bond prices have rallied since the Fund’s inception on November 1, 2018 and municipal bonds followed suit. For instance, the Bloomberg Barclays U.S. Treasury Index yield declined 100 basis points (“bps”) from 3.01% on November 1, 2018 to 2.01% on July 31, 2019. As a point of reference, the Bloomberg Barclays Municipal Bond Index yield declined 115 bps from 3.04% on November 1, 2018 to 1.89% on July 31, 2019. We believe that weaker global growth statistics coming out of parts of Europe and Asia coupled with dovish global Federal Reserve (the “Fed”) talk coming out of Europe, Asia and the U.S. have been a driving force in the global bond market rally.
•	Total new issue supply year-to-date through July 31 increased 3.2% from $192.4 billion at the end of July 2018 to approximately $198.7 billion through July 2019. Given the large amount of bond calls, sinking fund payments, and bond maturities during the June-August 2019 time period, it is expected that the municipal bond market will shrink slightly during these months, in stark contrast with the U.S. Treasury market.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2019 (Unaudited)
Performance Analysis
The Fund’s net asset value (“NAV”) and market performance for the period from the Fund’s inception on November 1, 2018 through July 31, 2019 was 3.98% and 3.93%, respectively, versus the Bloomberg Barclays Municipal Short (1-5) Year Index (the “Benchmark”) return of 4.24%.
As of July 31, 2019, the Fund’s market price of $20.47 represented a discount of 0.05% to its NAV of $20.48. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. The distribution paid on July 31, 2019 of $0.0388 represents a tax-exempt annualized distribution rate of 2.27% based on the Fund’s closing market price of $20.47 on July 31, 2019. The Fund’s distribution rate is not constant and is subject to change over time based on the performance of the Fund.
Sectors within the municipal market that positively contributed to Fund performance over the Fund’s initial reporting period included senior living facilities, special assessment districts, airports, utility bonds, and general obligation bonds. Sectors that detracted from fund performance during the Fund’s initial reporting period included education, power, and industrial development bonds. The Fund’s modified duration at July 31, 2019 was 2.18 years versus 2.48 years for the Benchmark. The Fund’s allocation to municipal securities with modified durations greater than five years generally did well during the Fund’s initial reporting period. The Fund’s investments in “A” and “BBB” rated municipal securities, as well as sub-investment grade and non-rated bonds generated strong performance for the period. Investors have increasingly reached for yield lower on the credit spectrum and further out on the yield curve in this environment of low nominal rates, manageable new issue supply and record-setting retail demand. As a result, lower investment grade strategies have generally benefited from credit spread compression. The Fund’s underperformance relative to the Benchmark was largely a function of its lower duration relative to the Benchmark.
Market Outlook
Given that the Fed became increasingly dovish during the first half of 2019, we expect one additional interest rate cut is likely to occur at the Fed’s September 2019 meeting after cutting interest rates by 25 bps at their July meeting, for a total of 50 bps of cuts in 2019. Nevertheless, we expect U.S. Treasury rates will gradually increase during the second half of 2019 as we expect U.S. economic growth to remain relatively healthy and thus support a degree of yield curve steepening by year end. If we are proven wrong in our thesis of a small degree of higher rates on the longer end of the yield curve by year-end, we believe the primary driver of lower rates for longer, in our view, would likely be a combination of slower global growth (i.e., in the Eurozone and parts of Asia) coupled with a failure to make progress in resolving global trade disputes with China and the European Union, both of which could slow U.S. economic growth, employment plus wage growth, and inflation.
Given our expectation for gradually higher yields through the end of the year, we continue to position the Fund primarily in the 1-5 years portion of the municipal yield curve, and slightly short to neutral its duration benchmark at approximately 2.25-2.40 (compared to its Benchmark duration of approximately 2.50). As we expect the Fed to cut interest rates 1-2 times during the third quarter of 2019, we expect municipal yields to be influenced by the Fed’s rate cuts and associated dialogue by the Fed on the future path of rates, wages and inflation.
We expect municipal credit quality to remain broadly stable as trends have been favorable over the past several quarters both in terms of the number of defaulting municipal borrowers as well as credit rating upgrade to downgrade ratios. For instance, there have been more upgrades than downgrades in 11 of the past 12 quarters according to Moody’s data. However, according to data from Municipal Markets Analytics, Inc., we note that year-to-date 2019, the number of municipal defaults and impairments have increased year-over-year.
We favor essential service revenue bond sectors, as well as general obligation debt in strong demographic markets. We will predominantly invest in projects in which we receive a first mortgage or tax lien, as well as a gross revenue pledge. With this as a backdrop, we continue to practice the discipline of our investment process where we perform fundamental credit analysis and quantitative total return scenario analysis on individual bonds and the portfolio as a whole, looking for bonds that can provide both high tax-exempt income and capital preservation.
First Trust Ultra Short Duration Municipal ETF (“FUMB” or the “Fund”)
The First Trust Ultra Short Duration Municipal ETF is an actively managed exchange-traded fund. The Fund seeks to provide federally tax-exempt income consistent with capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes (“Municipal Securities”). The Fund’s focus is on the short portion of the municipal yield curve with a weighted average duration of less than one year and an investment orientation focused on investment grade securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in Municipal Securities that are, at the time of

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2019 (Unaudited)
investment, rated as investment grade by at least one nationally recognized statistical rating organization rating such securities, or if unrated, determined by the Fund’s advisor to be of comparable quality. This commentary discusses the market performance and the Fund’s performance from its inception date of November 1, 2018 through July 31, 2019.
Market Recap
For the period from Fund’s inception date of November 1, 2018 through July 31, 2019, municipal bonds generated a total return of 8.50% as measured by the Bloomberg Barclays Municipal Bond Index (BMBI). By comparison, the Bloomberg Barclays U.S. Treasury Index generated a total return of 8.15% during the same period. During the same period, the Bloomberg Barclays Municipal Short-Term Index produced a total return of 1.63%. The following have been major factors in explaining the municipal bond market’s performance:
•	Municipal bonds have experienced robust demand year-to-date through July 31, 2019, a key positive factor driving municipal bond prices higher. According to data gathered by Barclays and the Investment Company Institute, municipal fund flows have totaled approximately $54.8 billion year-to-date 2019, which has set a record for year-to-date fund flows dating back to 1992. We believe that the positive total returns municipal bond investors experienced in 2018, coupled with investor’s realization of the effect the $10,000 State And Local Tax (“SALT”) deduction limitation would have on federal income tax payments for high wage earnings have helped drive the demand for tax exempt income in 2019.
•	U.S. Treasury Bond prices have rallied since the Fund’s inception on November 1, 2018 and municipal bonds followed suit. For instance, the Bloomberg Barclays U.S. Treasury Index yield declined 100 basis points (“bps”) from 3.01% on November 1, 2018 to 2.01% on July 31, 2019. As a point of reference, the Bloomberg Barclays Municipal Bond Index yield declined 115 bps from 3.04% on November 1, 2018 to 1.89% on July 31, 2019. We believe that weaker global growth statistics coming out of parts of Europe and Asia coupled with dovish global Federal Reserve (the “Fed”) talk coming out of Europe, Asia and the U.S. have been a driving force in the global bond market rally.
•	Total new issue supply year-to-date through July 31 increased 3.2% from $192.4 billion at the end of July 2018 to approximately $198.7 billion through July 2019. Given the large amount of bond calls, sinking fund payments, and bond maturities during the June-August 2019 time period, it is expected that the municipal bond market will shrink slightly during these months, in stark contrast with the U.S. Treasury market.
Performance Analysis
The Fund’s net asset value (“NAV”) and market performance for the period from the Fund’s inception on November 1, 2018 through July 31, 2019 was 1.75% and 1.75%, respectively, versus the Bloomberg Barclays Municipal Short-Term Index (the “Benchmark”) return of 1.63%.
As of July 31, 2019, the Fund’s market price of $20.07 represented a discount of 0.15% to its NAV of $20.10. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. The distribution paid on July 31, 2019 of $0.031 represents a tax-exempt annualized distribution rate of 1.85% based on the Fund’s closing market price of $20.07 on July 31, 2019. The Fund’s distribution rate is not constant and is subject to change over time based on the performance of the Fund.
Sectors within the municipal market that positively contributed to Fund performance over the Fund’s initial reporting period included senior living facilities, special assessment districts, multifamily housing, utility bonds, and general obligation bonds. Sectors that detracted from fund performance during the Fund’s initial reporting period included airports, education, and power bonds. The Fund’s modified duration at July 31, 2019 was 0.48 years versus 0.52 years for the Benchmark. The Fund’s allocation to municipal securities with modified durations between 1 and 3 years generally did well during the Fund’s initial reporting period. The Fund’s investments in “A” and “BBB” rated municipal securities generated strong performance for the period. With record setting retail demand and manageable new issue supply, lower investment grade bonds have generally benefited from credit spread compression, which helps explain the Fund’s outperformance relative to the Benchmark for the period since its inception.
Market Outlook
Given that the Fed became increasingly dovish during the first half of 2019, we expect one additional interest rate cut is likely to occur at the Fed’s September 2019 meeting after cutting interest rates by 25 bps at their July meeting, for a total of 50 bps of cuts in 2019. Nevertheless, we expect U.S. Treasury rates will gradually increase during the second half of 2019 as we expect U.S. economic growth to remain relatively healthy and thus support a degree of yield curve steepening by year end. If we are proven wrong in our thesis of a small degree of higher rates on the longer end of the yield curve by year-end, we believe the primary driver of lower rates for longer, in our view, would likely be a combination of slower global growth (i.e., in the Eurozone and parts of Asia) coupled with a failure to

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2019 (Unaudited)
make progress in resolving global trade disputes with China and the European Union, both of which could slow U.S. economic growth, employment plus wage growth, and inflation.
Given our expectation for gradually higher yields, we will ladder maturities in the Fund, maintaining approximately 30%-40% of the portfolio in investment grade bonds maturing within 90 days, and between approximately 75%-85% of the portfolio in bonds maturing within one year. As we expect the Fed to cut interest rates 1-2 times during the third quarter of 2019, we expect municipal yields to be influenced by the Fed’s rate cuts and associated dialogue by the Fed on the future path of rates, wages and inflation.
We expect municipal credit quality to remain broadly stable as trends have been favorable over the past several quarters both in terms of the number of defaulting municipal borrowers as well as credit rating upgrade to downgrade ratios. For instance, there have been more upgrades than downgrades in 11 of the past 12 quarters according to Moody’s data. However, according to data from Municipal Market Analytics, Inc., we note that year-to-date 2019, the number of municipal defaults and impairments increased slightly year-over-year.
We favor essential service revenue bond sectors, as well as general obligation debt in strong demographic markets. We will predominantly invest in projects in which we receive a first mortgage or tax lien, as well as a gross revenue pledge. With this as a backdrop, we continue to practice the discipline of our investment process where we perform fundamental credit analysis and quantitative total return scenario analysis on individual bonds and the portfolio as a whole, looking for bonds that can provide both high tax-exempt income and capital preservation.

First Trust Exchange-Traded Fund III
Understanding Your Fund Expenses
July 31, 2019 (Unaudited)
As a shareholder of First Trust Short Duration Managed Municipal ETF or First Trust Ultra Short Duration Municipal ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2019.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (b)
First Trust Short Duration Managed Municipal ETF (FSMB)
Actual	$1,000.00	$1,025.00	0.45%	$2.26
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.45%	$2.26
First Trust Ultra Short Duration Municipal ETF (FUMB)
Actual	$1,000.00	$1,010.30	0.35%	$1.74
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	0.35%	$1.76

(a)	These expense ratios reflect expense waivers. See Note 3 in the Notes to Financial Statements.
(b)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (February 1, 2019 through July 31, 2019), multiplied by 181/365 (to reflect the six-month period).

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments
July 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 97.6%
	Alabama – 0.6%
$100,000	Greenville AL Pub Impt Cooperative Pub Impt Rev Greenville Funding, BAM	5.00%	03/01/25	$117,141
	California – 2.7%
500,000	CA St Stwd Cmntys Dev Auth Hosp Rev Methodist Hosp of Southern CA Proj	5.00%	01/01/21	525,010
	Colorado – 1.4%
165,000	Colorado Springs CO Pikes Peak Americas Mountain Enterprise Pikes Peak	5.00%	12/01/20	173,295
100,000	Colorado Springs CO Pikes Peak Americas Mountain Enterprise Pikes Peak	5.00%	12/01/21	107,977
				281,272
	Connecticut – 1.9%
245,000	CT St Hlth & Eductnl Facs Auth Rev Covenant Home Inc, Ser B	5.00%	12/01/22	272,171
100,000	CT St Spl Tax Oblig Rev Ref Transn Infrastructure, Ser C	4.00%	11/01/20	103,530
				375,701
	Florida – 7.8%
290,000	Beach Rd Golf Estates Cmnty Dev Dist FL Spl Assmt	3.50%	11/01/20	292,105
385,000	Citizens Property Insurance Corp FL Sr Secured, Ser A-1	5.00%	06/01/20	397,278
220,000	Parkway Ctr FL Cdd Spl Assmnt Rev Ref Assmt Area, Ser 1	3.50%	05/01/21	224,886
230,000	Parkway Ctr FL Cdd Spl Assmnt Rev Ref-Assmt Area, Ser 1	3.50%	05/01/22	237,056
60,000	Sarasota Cnty FL Hlth Facs Auth Retmnt Fac Rev Ref Vlg of Isle Proj	4.00%	01/01/20	60,439
310,000	W Vlgs FL Impt Dist Spl Assmt Unit Dev #7 Master Infrastructure	4.00%	05/01/24	313,044
				1,524,808
	Georgia – 2.0%
100,000	GA St Ref, Ser C	5.00%	07/01/21	107,425
240,000	Main Street Natural Gas Inc, GA Gas Supply Rev, Ser A	5.00%	05/15/25	281,352
				388,777
	Hawaii – 2.1%
400,000	Honolulu City & Cnty HI Wstwtr Sys Rev Sr First Bd Resolution, Ser B	5.00%	07/01/20	414,440
	Illinois – 7.5%
400,000	Chicago IL Brd of Edu Ref, Ser C	5.00%	12/01/22	429,908
50,000	Chicago IL Brd of Edu Ref, Ser F	5.00%	12/01/21	51,532
25,000	Chicago IL Ref, Ser C	5.00%	01/01/26	28,116
55,000	Chicago IL Ref, Ser C, CABS	(a)	01/01/25	46,963
200,000	Hillside IL Tax Incr Rev Ref	5.00%	01/01/24	207,812
250,000	IL St	5.00%	03/01/22	266,640
50,000	IL St Ref	5.00%	08/01/21	52,741
360,000	Romeoville IL Rev Ref Lewis Univ Proj	5.00%	10/01/20	372,863
				1,456,575
	Indiana – 4.8%
500,000	Center Grove IN Cmnty Sch Corp, Ser B	4.00%	01/01/20	505,025
215,000	IN St Bond Bank Spl Program Gas Rev, Ser A	5.25%	10/15/21	232,054
200,000	IN St Fin Auth Hosp Rev Ref-Methodist Hosps Inc, Ser A	5.00%	09/15/19	200,694
				937,773
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Kentucky – 3.8%
$90,000	KY St Econ Dev Fin Auth Hlth Sys Rev Norton Hlth Care Inc, Ser B, NATL-RE	(a)	10/01/25	$78,286
250,000	KY St Econ Dev Fin Auth Ref Hosp Rev Owensboro Hlth Inc Oblig Grp, Ser B	5.00%	06/01/21	263,330
20,000	KY St Econ Dev Fin Auth Ref-Owensboro Hlth, Ser A	5.00%	06/01/25	22,943
350,000	KY St Pub Energy Auth Gas Sply Rev Gas Sply, Ser C-1	4.00%	12/01/21	369,439
				733,998
	Massachusetts – 3.2%
400,000	MA St Dev Fin Agy Rev Umass Boston Student Hsg Proj	5.00%	10/01/20	416,228
200,000	MA St Dev Fin Agy Rev Umass Darthmouth Student Hsg Proj	5.00%	10/01/21	214,668
				630,896
	Minnesota – 3.1%
600,000	Minneapolis MN Mf Rev Riverside Home Proj, Ser B (Mandatory put 05/01/20)	3.75%	11/01/21	600,882
	Nebraska – 2.4%
420,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj #3	5.00%	09/01/22	459,770
	Nevada – 0.8%
125,000	Reno NV Capital Impt Rev Ref, Ser A-1, AGM	5.00%	06/01/25	148,266
	New Jersey – 4.5%
185,000	NJ St Econ Dev Auth Spl Fac Rev Continental Airls Inc Pj	4.88%	09/15/19	185,627
255,000	NJ St Transprtn Trust Fnd Auth Transn Sys, Ser B, NATL-RE	5.50%	12/15/20	268,841
150,000	NJ St Transprtn Trust Fund Auth Transn Sys, Ser A	5.00%	06/15/22	159,608
250,000	NJ St Transprtn Trust Fund Auth Transprtn Program, Ser AA	5.00%	06/15/20	257,570
				871,646
	New York – 2.2%
400,000	Met Transprtn Auth NY Rev Transptrn, Ser C-2, BANS	5.00%	09/01/21	430,404
	North Dakota – 5.1%
500,000	W Fargo ND Ref & Impt Temp	2.15%	05/01/21	500,335
460,000	Williston ND Cnty Wide Pub Safety Sales Tax Rev Ref, Ser A	5.00%	07/15/22	496,860
				997,195
	Ohio – 2.8%
500,000	Lucas Cnty OH Hosp Rev Ref Promedica Hlthcare, Ser D	5.00%	11/15/21	536,450
	Oklahoma – 2.8%
495,000	Oklahoma City OK Arpt Trust Junior Lien, AMT	5.00%	07/01/22	543,733
	Pennsylvania – 11.9%
280,000	Cumberland Cnty PA Muni Auth Ref Messiah Vlg Proj	4.00%	07/01/22	290,528
295,000	Cumberland Cnty PA Muni Auth Ref Messiah Vlg Proj	5.00%	07/01/23	319,576
500,000	Lancaster PA Ref, BAM	5.00%	05/01/25	597,125
100,000	Montgomery Cnty PA Indl Dev Auth Acts Retmnt Life Cmntys Ref	5.00%	11/15/23	109,632
200,000	Montgomery Cnty PA Indl Dev Auth Ref Meadowood Sr Living Proj, Ser A	3.00%	12/01/21	204,836
345,000	Montgomery Cnty PA Indl Dev Auth Ref Meadowood Sr Living Proj, Ser A	4.00%	12/01/22	367,246
300,000	Montgomery Cnty PA Indl Dev Auth Ref Waverly Heights Ltd. Proj	4.00%	12/01/35	327,858
100,000	PA St Turnpike Commission Turnpike Rev Sub, Ser A	5.00%	12/01/21	108,289
				2,325,090

See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Puerto Rico – 0.7%
$96,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(a)	07/01/27	$73,824
82,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(a)	07/01/29	57,745
				131,569
	Tennessee – 4.4%
150,000	Jackson TN Hosp Rev Ref, West TN Healthcare, Ser A	5.00%	04/01/20	153,532
600,000	TN St Energy Acquisition Corp Gas Rev Proj, Ser A (Mandatory put 05/01/23)	4.00%	05/01/48	645,264
50,000	TN St Energy Acquisition Corp Gas Rev, Ser C	5.00%	02/01/21	52,388
				851,184
	Texas – 11.5%
200,000	Austin TX Indep Sch Dist Ref, Ser A	4.50%	08/01/20	206,828
575,000	Austin TX Indep Sch Dist Ref, Ser A	5.00%	08/01/20	597,471
175,000	Bexar Cnty TX Hlth Facs Dev Corp Ref Army Retmnt Residence Fndtn Proj	5.00%	07/15/21	185,253
125,000	Bexar Cnty TX Hlth Facs Dev Corp Ref Army Retmnt Residence Fndtn Proj	5.00%	07/15/23	138,884
145,000	Bexar Cnty TX Hlth Facs Dev Corp Ref Army Retmnt Residence Fndtn Proj	5.00%	07/15/23	161,105
110,000	Houston TX Hotel Occupancy Tax & Spl Rev Ref Convention & Entertainment Facs Dept Hotel Tax	5.00%	09/01/20	114,412
75,000	N TX Tollway Auth Rev Ref Sys 1st Tier, Ser A	5.00%	01/01/20	76,214
215,000	Oak Point TX Spl Assmnt Rev Wildridge Pub Impt Dist #1 Impt Area #2 Proj Accd Inv (b)	3.50%	09/01/23	217,197
500,000	TX St Pub Fin Auth Ref Sthrn Univ Fing Sys, BAM	5.00%	11/01/21	537,000
				2,234,364
	Vermont – 0.8%
140,000	Burlington VT, Ser B	5.00%	11/01/21	151,005
	Washington – 3.1%
600,000	King Cnty WA Swr Rev Sub (Mandatory put 12/01/21)	2.60%	01/01/43	609,846
	Wisconsin – 3.7%
500,000	Baraboo WI Sch Dist Tax & Rev Anticipation Promissory Notes	3.00%	09/19/19	500,840
185,000	Pub Fin Auth WI Eductnl Rev Piedmont Cmnty Chrt Sch	5.00%	06/15/25	211,400
				712,240

Total Investments – 97.6%	18,990,035
(Cost $18,579,503) (c)
Net Other Assets and Liabilities – 2.4%	463,650
Net Assets – 100.0%	$19,453,685

(a)	Zero coupon bond.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P.. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2019, securities noted as such amounted to $217,197 or 1.1% of net assets.
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2019
(c)	Aggregate cost for federal income tax purposes was $18,574,789. As of July 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $415,246 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $0. The net unrealized appreciation was $415,246.

AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual
BANS	Bond Anticipation Notes
CABS	Capital Appreciation Bonds
NATL-RE	National Public Finance Guarantee Corp.

	Total Value at 7/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$ 18,990,035	$ —	$ 18,990,035	$ —

*	See Portfolio of Investments for state breakout.

See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments
July 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 98.7%
	Alabama – 2.6%
$500,000	Jefferson Cnty AL Ref Warrants, Ser B	5.00%	04/01/21	$530,770
	Colorado – 0.6%
125,000	Colorado Springs CO Pikes Peak Americas Mountain Enterprise Pikes Peak	5.00%	12/01/19	126,535
	Connecticut – 4.6%
500,000	Capital City CT Econ Dev Auth Pkg & Energy Fee Rev Adj, Ser B (a)	1.51%	06/15/34	500,000
270,000	CT St Hlth & Eductnl Facs Auth Rev Covenant Home Inc, Ser B	5.00%	12/01/19	273,089
150,000	CT St Ref, Ser G	5.00%	11/01/19	151,407
				924,496
	Delaware – 2.0%
400,000	Univ of Delaware DE Rev Variable, Ser C (a)	1.48%	11/01/37	400,000
	Florida – 5.0%
500,000	FL Dev Fin Corp Surface Transprtn Fac Rev, Virgin Trains USA Passenger Rail Proj, Ser B, AMT (Mandatory put 03/17/20)	1.90%	01/01/49	500,460
300,000	Miami Dade Cnty FL Wtr & Swr Rev Ref Sys, Ser B, AGM	5.25%	10/01/19	302,013
210,000	Parkway Ctr FL Cdd Spl Assmnt Rev Ref Assmt Area, Ser 1	3.50%	05/01/20	212,131
				1,014,604
	Georgia – 1.3%
100,000	Main Street Natural Gas Inc GA Gas Supply Rev, Ser A	5.00%	05/15/20	102,691
150,000	Priv Clgs & Univs Auth GA Mercer Univ, Ser A	5.00%	10/01/19	150,837
				253,528
	Illinois – 5.6%
105,000	Adams Cnty IL Sch Dist #172, BAM	4.00%	02/01/20	106,243
320,000	Chicago IL Brd of Edu Cap Apprec-Sch Reform, Ser B-1, NATL-RE	(b)	12/01/20	310,275
100,000	IL St Ref	5.00%	01/01/20	101,291
195,000	IL St Sales Tax Rev Build IL	5.00%	06/15/20	200,423
400,000	IL St, Ser D	5.00%	11/01/20	414,296
				1,132,528
	Indiana – 7.5%
500,000	Center Grove IN Cmnty Sch Corp, Ser B	4.00%	01/01/20	505,025
500,000	IN St Fin Auth Econ Dev Rev Ref Republic Svcs Inc Proj, Ser A, AMT (Mandatory put 12/01/20)	1.60%	05/01/34	500,090
500,000	IN St Fin Auth Hosp Rev Ref-Methodist Hosps Inc, Ser A	5.00%	09/15/19	501,735
				1,506,850
	Iowa – 2.5%
500,000	IA St Fin Auth Rev Ref-Trinity Hlth Svcs Inc Proj, Ser A (a)	1.44%	12/01/30	500,000
	Kansas – 1.1%
225,000	Wyandotte Cnty KS Unif Sch Dist #202, Ser A, AGM	2.00%	09/01/21	227,993
	Kentucky – 2.3%
350,000	KY St Pub Energy Auth Gas Sply Rev Gas Sply, Ser C-1	4.00%	06/01/20	357,221
100,000	Lewis Cnty KY Sch Dist Fin Corp, Ser B	2.25%	06/01/22	101,631
				458,852
	Louisiana – 3.0%
600,000	Saint James Parish LA Rev Var Nucor Steel LA, Ser A-1 (a)	1.56%	11/01/40	600,000
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Massachusetts – 6.2%
$500,000	Fall River MA, BANS	3.50%	02/07/20	$506,085
500,000	Lynn MA Deficit Fing Bonds, Ser B, BANS	3.25%	09/01/19	500,725
220,000	MA St Dev Fin Agy Rev Umass Boston Student Hsg Proj	5.00%	10/01/20	228,925
				1,235,735
	Minnesota – 3.7%
550,000	Brooklyn Center MN Mf Hsg Dev Rev Unity Pl Proj (Mandatory put 12/01/20)	1.95%	12/01/21	552,425
200,000	Minneapolis MN Mf Rev Riverside Homes Proj, Ser A (Mandatory put 05/01/20)	2.40%	11/01/21	200,468
				752,893
	Mississippi – 1.5%
305,000	MS St Dev Bank Spl Oblg Jackson Pub Sch Dist Go Bond Proj	4.00%	10/01/19	306,385
	Missouri – 1.5%
300,000	MO St Hlth & Eductnl Facs Auth Variable Ascension Hlth Seniorcredit Grp, Ser C4 (a)	1.42%	11/15/26	300,000
	Nebraska – 2.8%
225,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj #3	5.00%	09/01/19	225,601
300,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj #3	5.00%	09/01/22	328,407
				554,008
	New Hampshire – 2.5%
500,000	NH St Hlth & Edu Facs Auth Rev Var Univ Sys NH, Ser A-1 (a)	1.52%	07/01/35	500,000
	New Jersey – 1.8%
60,000	NJ St Econ Dev Auth Rev Ref, Ser XX	5.00%	06/15/20	61,817
250,000	NJ St Sports & Exposition Auth Ref, Ser A	4.00%	09/01/19	250,475
50,000	NJ St Transprtn Trust Fund Auth Transprtn Program, Ser AA	5.00%	06/15/20	51,514
				363,806
	New Mexico – 2.5%
500,000	Farmington NM Poll Control Rev Ref Pub Svc Company Proj, Ser B, Remk (Mandatory put 06/01/22)	2.13%	06/01/40	504,875
	New York – 10.7%
115,000	Met Transprtn Auth NY Rev, Ser B-1A, BANS	5.00%	05/15/20	118,373
200,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Adj, Ser C (a)	1.38%	06/15/33	200,000
570,000	New York City NY Trans Fin Auth Rev NYC Recovery, Ser 3, Subser 3-d (a)	1.54%	11/01/22	570,000
500,000	New York NY Adjustable Fiscal 2015, Subser F-6 (a)	1.48%	06/01/44	500,000
250,000	NY St Hsg Fin Agy Variable Ref Affordable Hsg, Ser F, Bid Grp 2 (Mandatory put 05/01/20)	1.80%	05/01/50	250,060
500,000	Suffolk Cnty NY Tans, Ser I	4.00%	09/26/19	502,020
				2,140,453
	North Dakota – 2.5%
500,000	W Fargo ND Ref & Impt Temp	2.15%	05/01/21	500,335
	Pennsylvania – 8.5%
500,000	Allegheny Cnty PA Hosp Dev Auth Ref-Univ Pittsburgh Med Center, Ser A	5.00%	07/15/20	518,185
185,000	Central Greene PA Sch Dist Ref, Ser B, BAM	5.00%	02/15/20	188,855
100,000	Montgomery Cnty PA Indl Dev Auth Ref Meadowood Sr Living Proj, Ser A	3.00%	12/01/19	100,388

See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2019
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$590,000	PA St Econ Dev Fingauth Rev PA Bridges Finco Lp	5.00%	12/31/19	$597,765
100,000	Philadelphia PA Ref, Ser A, AGC	4.25%	08/01/19	100,000
210,000	Philadelphia PA Wtr & Wstwtr Rev Ref, Ser B	5.00%	11/01/19	212,001
				1,717,194
	Tennessee – 5.0%
500,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Var-Catholic Hlth, Ser C (a)	1.84%	05/01/39	500,000
500,000	TN St Energy Acquisition Corp Gas Rev, Ser C	5.00%	02/01/20	508,160
				1,008,160
	Texas – 7.5%
105,000	Bexar Cnty TX Hlth Facs Dev Corp Ref Army Retmnt Residence Fndtn Proj	5.00%	07/15/20	108,088
155,000	Montgomery Cnty TX Muni Utility Dist #67 Ref	5.00%	09/01/19	155,465
200,000	TX St Muni Gas Acquisition & Sply Corp III Gas Sply Rev	5.00%	12/15/19	202,588
535,000	TX St Trans	4.00%	08/29/19	536,086
500,000	TX St-Veterans (a)	1.47%	12/01/47	500,000
				1,502,227
	Vermont – 0.7%
130,000	Burlington VT, Ser B	5.00%	11/01/19	131,183
	Wisconsin – 3.2%
500,000	Baraboo WI Sch Dist Tax & Rev Anticipation Promissory Notes	3.00%	09/19/19	500,840
135,000	WI St Hlth & Eductnl Facs Auth Rev Variable-Ascension Sr Credit Grp, Ser 2013B-5 (Mandatory put 12/03/19)	1.38%	11/15/38	135,051
				635,891

Total Investments – 98.7%	19,829,301
(Cost $19,761,235) (c)
Net Other Assets and Liabilities – 1.3%	268,507
Net Assets – 100.0%	$20,097,808

(a)	Variable Rate Demand bond. Interest rate is reset periodically by the agent based on current market conditions.
(b)	Zero coupon bond.
(c)	Aggregate cost for federal income tax purposes was $19,752,345. As of July 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $76,956 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $0. The net unrealized appreciation was $76,956.

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual
BANS	Bond Anticipation Notes
NATL-RE	National Public Finance Guarantee Corp.

	Total Value at 7/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$ 19,829,301	$ —	$ 19,829,301	$ —

*	See Portfolio of Investments for state breakout.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
July 31, 2019
	First Trust Short Duration Managed Municipal ETF (FSMB)	First Trust Ultra Short Duration Municipal ETF (FUMB)
ASSETS:
Investments, at value	$ 18,990,035	$ 19,829,301
Cash	317,658	—
Receivables:
Interest	179,372	189,692
Fund shares sold	2,047	—
Investment securities sold	—	100,075
Total Assets	19,489,112	20,119,068
LIABILITIES:
Due to custodian	—	15,285
Payables:
Investment securities purchased	28,002	—
Investment advisory fees	7,425	5,975
Total Liabilities	35,427	21,260
NET ASSETS	$19,453,685	$20,097,808
NET ASSETS consist of:
Paid-in capital	$ 18,999,040	$ 20,010,040
Par value	9,500	10,000
Accumulated distributable earnings (loss)	445,145	77,768
NET ASSETS	$19,453,685	$20,097,808
NET ASSET VALUE, per share	$20.48	$20.10
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	950,002	1,000,002
Investments, at cost	$18,579,503	$19,761,235

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Period Ended July 31, 2019 (a)
	First Trust Short Duration Managed Municipal ETF (FSMB)	First Trust Ultra Short Duration Municipal ETF (FUMB)
INVESTMENT INCOME:
Interest	$ 396,684	$ 310,626
Total investment income	396,684	310,626
EXPENSES:
Investment advisory fees	81,401	67,329
Total expenses	81,401	67,329
Fees waived by the investment advisor	(14,800)	(14,962)
Net expenses	66,601	52,367
NET INVESTMENT INCOME (LOSS)	330,083	258,259
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	7,171	(557)
Net change in unrealized appreciation (depreciation) on investments	410,532	68,066
NET REALIZED AND UNREALIZED GAIN (LOSS)	417,703	67,509
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 747,786	$ 325,768

(a)	Inception date is November 1, 2018, which is consistent with the commencement of operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets
	First Trust Short Duration Managed Municipal ETF (FSMB)	First Trust Ultra Short Duration Municipal ETF (FUMB)
	Period Ended 7/31/2019 (a)	Period Ended 7/31/2019 (a)
OPERATIONS:
Net investment income (loss)	$ 330,083	$ 258,259
Net realized gain (loss)	7,171	(557)
Net change in unrealized appreciation (depreciation)	410,532	68,066
Net increase (decrease) in net assets resulting from operations	747,786	325,768
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(302,641)	(248,000)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	22,069,680	20,020,040
Cost of shares redeemed	(3,061,140)	—
Net increase (decrease) in net assets resulting from shareholder transactions	19,008,540	20,020,040
Total increase (decrease) in net assets	19,453,685	20,097,808
NET ASSETS:
Beginning of period	—	—
End of period	$ 19,453,685	$ 20,097,808
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	—	—
Shares sold	1,100,002	1,000,002
Shares redeemed	(150,000)	—
Shares outstanding, end of period	950,002	1,000,002

(a)	Inception date is November 1, 2018, which is consistent with the commencement of operations and is the date the initial creation units were established.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout the period
First Trust Short Duration Managed Municipal ETF (FSMB)
Period Ended 7/31/2019 (a)
Net asset value, beginning of period	$ 20.00
Income from investment operations:
Net investment income (loss)	0.34
Net realized and unrealized gain (loss)	0.45
Total from investment operations	0.79
Distributions paid to shareholders from:
Net investment income	(0.31)
Net asset value, end of period	$20.48
Total return (b)	3.98%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 19,454
Ratio of total expenses to average net assets	0.55% (c)
Ratio of net expenses to average net assets	0.45% (c)
Ratio of net investment income (loss) to average net assets	2.23% (c)
Portfolio turnover rate (d)	66%

(a)	Inception date is November 1, 2018, which is consistent with the commencement of operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total return would have been lower if certain fees had not been waived by the investment advisor.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout the period
First Trust Ultra Short Duration Municipal ETF (FUMB)
Period Ended 7/31/2019 (a)
Net asset value, beginning of period	$ 20.00
Income from investment operations:
Net investment income (loss)	0.26
Net realized and unrealized gain (loss)	0.09
Total from investment operations	0.35
Distributions paid to shareholders from:
Net investment income	(0.25)
Net asset value, end of period	$20.10
Total return (b)	1.75%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 20,098
Ratio of total expenses to average net assets	0.45% (c)
Ratio of net expenses to average net assets	0.35% (c)
Ratio of net investment income (loss) to average net assets	1.73% (c)
Portfolio turnover rate (d)	145%

(a)	Inception date is November 1, 2018, which is consistent with the commencement of operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total return would have been lower if certain fees had not been waived by the investment advisor.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
July 31, 2019
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of fifteen funds that are offering shares. This report covers the following funds, each a non-diversified series of the Trust:
First Trust Short Duration Managed Municipal ETF – (NYSE Arca, Inc. (“NYSE Arca”) ticker “FSMB”)
First Trust Ultra Short Duration Municipal ETF – (NYSE Arca ticker “FUMB”)
Each fund represents a separate series of shares of beneficial interest in the Trust (each a “Fund” and collectively, the “Funds”). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed for cash and, in certain circumstances, in-kind for securities in which a Fund invests. Except when aggregated in Creation Units, the shares are not redeemable securities of a Fund.
Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to provide federally tax-exempt income consistent with capital preservation. Under normal market conditions, each Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2019
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security; and
10)	other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2019
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of July 31, 2019, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal period ended July 31, 2019, was as follows:
	Distributions paid from Tax-Exempt Income	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Short Duration Managed Municipal ETF	$ 294,917	$ 7,724	$ —	$ —
First Trust Ultra Short Duration Municipal ETF	247,128	872	—	—
As of July 31, 2019, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Short Duration Managed Municipal ETF	$ 29,899	$ —	$ 415,246
First Trust Ultra Short Duration Municipal ETF	1,275	(463)	76,956
D. Income Taxes
Each Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, each Fund intends to invest in municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Internal Revenue Code.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable year ended 2019 remains open to federal and state audit. As of July 31, 2019, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2019, the Funds had non-expiring capital loss carryforward for federal income tax purposes as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2019
Capital Loss Available
First Trust Short Duration Managed Municipal ETF	$ —
First Trust Ultra Short Duration Municipal ETF	463
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended July 31, 2019, the Funds had no net ordinary losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended July 31, 2019, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust Short Duration Managed Municipal ETF	$ —	$ —	$ —
First Trust Ultra Short Duration Municipal ETF	(69)	69	—
E. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
F. New Accounting Pronouncement
On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
FSMB and FUMB have agreed to pay First Trust an annual unitary management fee of 0.55% and 0.45% of FSMB’s and FUMB’s average daily net assets, respectively. Pursuant to the Investment Management Agreement between First Trust and the Trust, First Trust manages the investment of the Funds’ assets and is responsible for the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust’s Board of Trustees and the Advisor have entered into a Fee Waiver Agreement for the Funds pursuant to which the Advisor contractually agreed to waive management fees of 0.10% of each Fund’s average daily net assets until November 1, 2020. The waiver agreement may be terminated by action of the Trust’s Board of Trustees at any time upon 60 days’ written notice by the Trust on behalf

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2019
of the Funds or by the Funds’ investment advisor only after November 1, 2020. First Trust does not have the right to recover the fees waived. During the fiscal period ended July 31, 2019, the Advisor waived fees of $14,800 and $14,962 for FSMB and FUMB, respectively.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the period November 1, 2018 through July 31, 2019, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust Short Duration Managed Municipal ETF	$ 29,366,791	$ 11,518,248
First Trust Ultra Short Duration Municipal ETF	28,980,529	15,471,325

For the period November 1, 2018 through July 31, 2019, the Funds had no in-kind transactions.
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). Due to the nature of each Fund’s investments, each Fund’s Creation Units are generally issued and redeemed for cash, although Creation Units may be issued in-kind for securities in which each Fund invests in limited circumstances. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund’s portfolio and/or the countries in which the transactions are settled. The Creation Transaction Fee is currently $500 plus ten basis points. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When Creation Units are issued for cash, the Authorized Participant may also be assessed an amount to cover the cost of purchasing portfolio securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a standard redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund’s portfolio and/or the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500 plus ten basis points. When shares are redeemed for cash, the Authorized Participant may also be assessed an amount to cover other costs, including operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to portfolio securities sold in connection with the redemption.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2019
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2020.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust Short Duration Managed Municipal ETF and First Trust Ultra Short Duration Municipal ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund III (the “Trust”), including the portfolios of investments, as of July 31, 2019, and the related statements of operations, changes in net assets, and financial highlights for the period from November 1, 2018 (commencement of operations) through July 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the two portfolios included within the First Trust Exchange-Traded Fund III as of July 31, 2019, and the results of their operations, changes in their net assets, and the financial highlights for the period from November 1, 2018 (commencement of operations) through July 31, 2019, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
September 23, 2019
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund III
July 31, 2019 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended July 31, 2019, the following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement. The Funds designate the following percentages or, if subsequently determined to be different, the maximum amount allowable for its fiscal period ended July 31, 2019:
	Tax-Exempt Interest Dividends	Alternative Minimum Tax (AMT)
First Trust Short Duration Managed Municipal ETF	97.45%	4.65%
First Trust Ultra Short Duration Municipal ETF	99.65%	6.83%
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2019 (Unaudited)
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2019 (Unaudited)
than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

Board of Trustees and Officers
First Trust Exchange-Traded Fund III
July 31, 2019 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	162	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	162	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	162	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	162	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	162	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund III
July 31, 2019 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund III
July 31, 2019 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e) Not applicable.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $112,500 for the fiscal year ended July 31, 2018 and $177,500 for the fiscal year ended July 31, 2019.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2018 and $0 for the fiscal year ended July 31, 2019.

Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2018 and $0 for the fiscal year ended July 31, 2019.

(c) Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $9,550 for the fiscal year ended July 31, 2018 and $14,425 for the fiscal year ended July 31, 2019. These fees were for excise tax return review and federal and state tax returns review.

Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s adviser and distributor were $0 for the fiscal year ended July 31, 2018 and $0 for the fiscal year ended July 31, 2019.

(d) All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended July 31, 2018 and $0 for the fiscal year ended July 31, 2019.

All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant’s investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended July 31, 2018 and $0 for the fiscal year ended July 31, 2019.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Adviser and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended July 31, 2018 were $9,550 for the registrant, $43,390 for the registrant’s investment adviser and $68,710 for the registrant’s distributor and for the fiscal year ended July 31, 2019 were $14,425 for the registrant, $33,300 for the registrant’s investment adviser and $46,000 for the registrant’s distributor.

(h) The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Items 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not Applicable
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund III
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	September 23, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	September 23, 2019
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	September 23, 2019

* Print the name and title of each signing officer under his or her signature.